Notice of 2015 Annual Meeting of Shareholders and Proxy Statement

NEWPARK

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )

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NEWPARK RESOURCES, INC.

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April 9, 2015

Dear Fellow Stockholder:

At the request of the Board of Directors, you are cordially invited to attend the 2015 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Friday, May 22, 2015, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380. Both your Board of Directors and I hope you will be able to attend.

There are four items on this year’s agenda:

(1)	the election of seven directors to the Board of Directors;

(2)	an advisory vote to approve named executive officer compensation;

(3)	to consider and act upon a proposal to adopt the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan; and

(4)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015.

These items are described fully in the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please promptly vote your shares by telephone, by the internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.

Sincerely,

PAUL L. HOWES
President and Chief Executive Officer

NEWPARK RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2015

To the Stockholders of Newpark Resources, Inc.:

The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation (the “Company”), will be held on Friday, May 22, 2015, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, for the following purposes:

(1)	the election of seven directors to the Board of Directors;

(2)	an advisory vote to approve named executive officer compensation;

(3)	to consider and act upon a proposal to adopt the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan;

(4)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015; and

(5)	to consider and act upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 27, 2015 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our executive offices, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly vote your shares by telephone, by the internet or if this Proxy Statement was mailed to you, by marking, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order that your vote be cast at the Annual Meeting. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

The Woodlands, Texas	BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 9, 2015	NEWPARK RESOURCES, INC.

Mark J. Airola Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

TABLE OF CONTENTS

GENERAL INFORMATION	1

Record Date and Outstanding Shares	1
Notice Regarding the Availability of Proxy Materials	1
Voting Information	1
Revocation of Proxies	2
Quorum	2
Beneficial Ownership	2
Election of Directors	2
Approval of Other Matters	3
Solicitation of Proxies	3

PROPOSAL NO. 1 ELECTION OF DIRECTORS	4

Nominees and Voting	4
Business Experience of Director Nominees	4

CORPORATE GOVERNANCE	6

General	6

Corporate Governance Guidelines and Code of Ethics	7

Corporate Governance Guidelines	7
Majority Vote Policy	7
Stock Ownership Guidelines	8
Code of Ethics	8
Related Person Transactions and Procedure	8
Director Independence	9
Executive Sessions of Non-Management Directors	9
Board Leadership and Risk Management	9
Board Orientation and Education	10
Committees of the Board of Directors	10
Audit Committee	10
Compensation Committee	11
Nominating and Corporate Governance Committee	11
Director Nominations	12
Director Qualifications	12
Stockholder Communication with Board Members	14
Director Attendance at Annual Meeting	14

EXECUTIVE OFFICERS	15

OWNERSHIP OF COMMON STOCK	16

Certain Beneficial Owners	16
Ownership of Directors and Executive Officers	17

COMPENSATION DISCUSSION AND ANALYSIS	18

Introduction	18

Executive Summary	18

Executive Compensation Philosophy and Objectives	20

Alignment of Pay and Performance	24
CEO Realizable Pay: Well Aligned with Annual Performance	24
CEO Realizable Pay: Aligned With Realizable Performance Against Peers	25
Consideration of Advisory Say on Pay Voting Results	27
Direct Compensation	31
Non-Equity Incentive Plan Weighting for 2014	34
Non-Equity Incentive Plan Weighting for 2015	35
Employment Agreements	38
Tax and Accounting Implications	42
Other Tax Implications	43
Compensation Committee Interlocks and Insider Participation	43

COMPENSATION COMMITTEE REPORT	43

EXECUTIVE COMPENSATION	44

Summary Compensation Table	44

GRANTS OF PLAN-BASED AWARDS IN 2014	45

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	46

OPTION EXERCISES AND STOCK VESTED	48

Risk Assessment of Compensation Programs	48
Employment Agreements and Change in Control Agreements	49
Potential Payments upon Change in Control	49
Retirement, Disability and Death	53

DIRECTOR COMPENSATION	54

Grants under Non-Employee Directors’ Restricted Stock Plan	54

COMPENSATION OF DIRECTORS	54

EQUITY COMPENSATION PLAN INFORMATION	55

PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	55

PROPOSAL NO. 3 APPROVAL OF THE ADOPTION OF 2015 EMPLOYEE EQUITY INCENTIVE PLAN	56

Summary of Sound Governance Features of the 2015 Plan	56
Summary of the 2015 Plan	57
Types and Maximum Number of Awards	59
New Plan Benefits	64
Summary of Federal Income Tax Consequences	64
Tax Consequences to Participants	64
Tax Consequences to the Company	66
Interests of Certain Persons in the Proposal	67

PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Independent Registered Public Accounting Firm Fees	67
Pre-Approval Policies Regarding Audit and Non-Audit Fees	68

AUDIT COMMITTEE REPORT	68

STOCKHOLDER PROPOSALS	70

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	70

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	70

OTHER MATTERS	71

NEWPARK RESOURCES, INC.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381

PROXY STATEMENT
APRIL 9, 2015

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Friday, May 22, 2015, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Annual Meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on March 27, 2015 are entitled to receive notice of and to vote at the Annual Meeting. On that date, we had outstanding 84,074,196 shares of common stock, each of which is entitled to one vote upon each proposal presented at the Annual Meeting.

Notice Regarding the Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and related materials available over the internet under the “notice and access” delivery model. The “notice and access” rule removes the requirement for public companies to automatically send their stockholders a printed set of proxy materials and allows them instead to deliver to their stockholders a “Notice Regarding the Availability of Proxy Materials” and to provide access to the documents over the internet. A Notice Regarding the Availability of Proxy Materials was first mailed to all stockholders of record on or about April 9, 2015. The notice is not a form for voting, and presents an overview of the more complete proxy materials which contain important information and are available on the internet and by mail. Stockholders are encouraged to access and review the proxy materials before voting.

This Proxy Statement, the form of proxy and voting instructions are being made available on or about April 9, 2015 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, via the internet at www.proxyvote.com or by email in accordance with the instructions given in the Notice Regarding the Availability of Proxy Materials. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2014, is being made available at the same time and by the same method described above. The Annual Report to Stockholders is not to be considered as part of the proxy solicitation material or as having been incorporated by reference.

Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.

Voting Information

Stockholders of record may vote in person at the Annual Meeting or by proxy. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote by internet or by following the instructions in the Notice Regarding the Availability of Proxy Materials or, if you requested printed copies of the proxy materials, you can vote by internet, by telephone or by delivering your proxy through the mail. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Revocation of Proxies

Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Secretary in writing before or at the Annual Meeting, by providing a proxy bearing a later date to our Corporate Secretary, by voting again via the internet or telephone, or by attending the Annual Meeting and expressing a desire to vote in person. If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Annual Meeting to assist you with this process. Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted:

●	“FOR” the election of the directors nominated by the Board of Directors;

●	“FOR” the approval of the compensation of our named executed officers as disclosed in this proxy statement;

●	“FOR” the adoption of the Company’s 2015 Employee Equity Incentive Plan; and

●	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Management is not currently aware of, nor does it intend to present at the Annual Meeting, any such other matters.

Your cooperation in promptly voting your shares via internet, telephone or, if you received this Proxy Statement by mail, by returning the enclosed proxy, will reduce our expenses and enable our management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Quorum

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Beneficial Ownership

A “broker non-vote” occurs on an item of business at a meeting of stockholders when shares held by a nominee for a beneficial owner are present or represented at the meeting, but the nominee does not have voting power for that particular item of business and has not received instructions from the beneficial owner. Your nominee does not have authority to vote your shares with respect to the following agenda items unless the nominee has received explicit instructions from you:

●	election of directors;

●	the advisory vote to approve executive compensation at the Annual Meeting; and

●	the adoption of the Company’s 2015 Employee Equity Incentive Plan.

Therefore, if the nominee does not receive voting instructions from you with respect to such items, the nominee will not be able to vote your shares on those items, and, consequently, your shares will be considered a “broker non-vote” with respect to those proposals. However, a nominee who holds your shares in its name is permitted to vote your shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm even if the nominee does not receive voting instructions from you.

Election of Directors

A plurality vote is required for the election of directors. The “plurality” standard means the nominees who receive the largest number of “for” votes cast are elected as directors. Thus, the number of shares not voted for the election of a nominee (and the number of “withheld” votes cast with respect to that nominee) will not affect the determination of whether that nominee has received the necessary votes for election. Brokers who have not received voting instructions from the beneficial owner do not have the discretionary authority to vote on the election of directors. Therefore, broker non-votes will not be considered in the vote totals and will have no effect on the election of the directors. However, as described in greater detail in the “Corporate Governance” section of this proxy under the heading “Corporate Governance Guidelines and Code of Ethics,” our Board of Directors has adopted a majority vote policy which applies to the election of directors. Under this policy, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of “withheld” votes from his election than votes “for” his election is required to tender his resignation to the Chairman of the Board. Consequently, the number of “withheld” votes with respect to a nominee will affect whether or not our majority vote policy will apply to that individual.

Approval of Other Matters

Each matter submitted to a vote of the stockholders, other than the election of directors, requires the affirmative vote of a majority of the shares having voting power on such matter present or represented at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on these other proposals presented to the stockholders and will have the same legal effect as a vote against a particular proposal. Broker non-votes, if any, will not be considered in the tabulation of votes.

In addition to the vote required by our bylaws described above, under the New York Stock Exchange (“NYSE”) rules, approval of the adoption of the Company’s 2015 Employee Equity Incentive Plan requires approval of a majority of votes cast on the proposal. The NYSE takes the position that a broker non-vote is not a “vote cast.” Accordingly, broker non-votes will have no effect on the outcome of the vote on this matter. However, abstentions will be counted by the NYSE as a vote cast and will be treated as a vote against the adoption of the Company’s 2015 Employee Equity Incentive Plan.

Solicitation of Proxies

The cost of preparing, printing and delivering this Proxy Statement, the Notice of Annual Meeting and the form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees and Voting

Seven directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his successor has been elected. The Board of Directors has nominated for election as directors the seven persons named below based on the recommendation of the Nominating and Corporate Governance Committee. All nominees are incumbent directors.

The Board of Directors recommends that the stockholders vote “FOR” the election of these nominees. Unless directed otherwise, the persons named in the enclosed proxy intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the persons named in the enclosed proxy will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be reduced.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

The following table sets forth certain information as of March 31, 2015, with respect to the Board’s nominees:

Name of Nominee	Age	Director Since
David C. Anderson	73	2006
Anthony J. Best	65	2014
G. Stephen Finley	64	2007
Paul L. Howes	59	2006
Roderick A. Larson	48	2014
James W. McFarland, Ph.D.	69	2006
Gary L. Warren	65	2005

Business Experience of Director Nominees

David C. Anderson joined our Board of Directors in September 2006. Mr. Anderson currently serves as our Chairman of the Board. Previously he served as Chairman of our Compensation Committee and had served as a member of the Nominating and Corporate Governance Committee and Audit Committee. Mr. Anderson also currently serves on the Board of Directors of Lucas Group, a privately-held executive search firm. Since 2003, Mr. Anderson has been the Chief Executive Officer of Anderson Partners, a firm he formed which provides senior-level executive search and related management consulting services to corporations and private equity, venture capital and professional services firms. Prior to this, from 1992 to 2003, he served in various management positions for Heidrick & Struggles, Inc., also an executive search firm, including President and Chief Executive Officer of executive search, and President and Chief Operating Officer for the company as a whole. At Heidrick & Struggles, he participated in the development of the strategy to merge the domestic operations with the international business unit leading to a successful initial public offering. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, continuing as a director after the public offering through 2002.

Anthony J. Best joined our Board of Directors in March 2014. Mr. Best currently serves as a member on our Audit, Compensation and Nominating and Corporate Governance Committees. Mr. Best retired as Chief Executive Officer of SM Energy in January 2015 and will not stand for re-election to its Board in May 2015. He originally joined SM Energy Company in Denver in June 2006 as its President and Chief Operating Officer. He was named as Chief Executive Officer in February 2007 and was appointed to the Board of the company at the same time. Between February 2003 and September 2005, Mr. Best served as President and Chief Executive Officer of Pure Resources, Inc., a development and exploration company in Midland, Texas. From April 2000 until February 2003, Mr. Best served as an independent consultant offering leadership and oil and gas consultation to energy companies and volunteer organizations. From October 1979 until April 2000, Mr. Best served in varying roles of increasing responsibility at Atlantic Richfield Company, with his most recent position being President, ARCO Latin America.

G. Stephen Finley joined our Board of Directors in June 2007. Mr. Finley currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committee. Mr. Finley served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Baker Hughes Incorporated from April 1999 until his retirement from that company in April 2006. Prior to that, from February 1982 to April 1999, Mr. Finley held various financial and administrative management positions with Baker Hughes. From June 2006 until June 2008, Mr. Finley served as a member of the board of directors of Ocean Rig ASA, which was a Norway-based drilling contractor that was listed on the Oslo, Norway stock exchange. He served on the Nominations and Governance Committee and as Chairman of the Audit Committee of Ocean Rig ASA. Since November 2006, Mr. Finley has served as a member of the board of directors, a member of the Audit Committee and Conflicts Committee and serves as Chairman of the Compensation Committee of Exterran GP, LLC, which is the general partner of Exterran, L.P., a publicly traded limited partnership which provides natural gas compression services and products. From December 2006 until November 2011, Mr. Finley served on the board of directors of a privately held company, Total Safety U.S., Inc., a global provider of integrated safety strategies and solutions for hazardous environments. From April 2012 to December 2014, Mr. Finley served on the board of Microseismic, Inc., a privately held oilfield services company that provides monitoring and mapping of hydraulic fracture operations in unconventional oil and gas plays. As of March 2015, Mr. Finley was appointed to the board of CPP GP LLC, the general partner of Columbia Pipeline Partners LP. At that time, Mr. Finley was also appointed to the Audit Committee of CPP GP LLC.

Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From December 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Roderick A. Larson joined our Board of Directors in March 2014. Mr. Larson currently serves as a member on our Audit, Compensation and Nominating and Corporate Governance Committees. Beginning in May 2012, Mr. Larson served as Chief Operating Officer of Oceaneering International, Inc. and effective February 2015, was also named President of that company. From August 1998 until May 2012, Mr. Larson held varying positions of increasing responsibility at Baker Hughes, Inc., most recently as President, Latin America. While at Baker Hughes, Inc., Mr. Larson served as Vice President, Operations for the Gulf of Mexico and Deepwater Business Development Manager. From 1990 until 1998, he served as operations manager and field engineer for Western Atlas, Inc. (which was acquired by Baker Hughes) in the United States and Venezuela.

James W. McFarland, Ph.D. joined our Board of Directors in November 2006. Dr. McFarland currently serves Chairman of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee and Audit Committee. Dr. McFarland is the Rolanette and Berdon Lawrence Distinguished Chair in Finance and the Freeman School Distinguished Chair in Business in the A. B. Freeman School of Business at Tulane University. Dr. McFarland has continuously served as a member of Tulane’s faculty since joining the university in 1988. He also serves as the Executive Director of the Tulane Energy Institute. Previously, Dr. McFarland was the Dean of the Freeman School from July 1, 1988 through June 30, 2005. Prior to joining the faculty at Tulane, he was the Dean of the College of Business Administration at the University of Houston. Dr. McFarland also has served on the faculties of Texas A&M University, the University of Louisiana-Lafayette, the University of Rhode Island, and the University of New Mexico. In addition to his academic appointments, he has worked as a researcher for the University of California Los Alamos National Laboratory and the Presidential Commission on the Nation’s Water Resources. From March 1995 until April 2011, Dr. McFarland served on the Board of Directors and the Compensation Committee of Stewart Enterprises, Inc., a publicly-traded company.

Gary L. Warren joined our Board of Directors in December 2005. Mr. Warren is currently Chairman of the Nominating and Corporate Governance Committee and is also a member of the Audit Committee and Compensation Committee. From October 1999 until his retirement in September 2005, Mr. Warren served as President of the Drilling and Well Services Division and Senior Vice President of Weatherford International Ltd., a provider of mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. From June 2006 until September 2008, Mr. Warren served as a director of Horizon North Logistics Inc., a Canadian-based publicly-traded service company which provides a diverse mix of products and services to the oil and gas, mining, forestry and pipeline industries focused primarily on Canada’s northern frontiers and Northwest Territory. Mr. Warren served on Horizon’s Compensation, Audit and Nominating and Corporate Governance Committees until September 2008. Mr. Warren also served as a director on the board of ZCL Composites Inc. from December 2007 until May 2008. ZCL is a Canadian-based publicly-traded fiberglass and composite tank manufacturing company serving the oil and gas, petrochemical and water industries in the United States and Canada, as well as several international locations. From May 2009 until June 2011, Mr. Warren served as a director of Trican Well Service Ltd, a Calgary-based, publicly-traded company that provides pressure pumping and related oil field services in Canada, the United States, Russia and many other international locations. Mr. Warren was a member of Trican’s Compensation Committee and Nominating and Corporate Governance Committee.

No family relationships exist among any of our directors or executive officers.

Further information regarding the qualifications for each member of the Board of Directors can be found in the “Director Nominations” section of this proxy under the heading Director Qualifications.

CORPORATE GOVERNANCE

General

Under Delaware law, our business and affairs are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for our overall performance and direction and authorizes various types of transactions but is not involved in the details of day-to-day operations. Members of the Board of Directors keep informed of our business by participating in Board and committee meetings, by reviewing reports and other materials provided to them and through discussions with the Chief Executive Officer and other officers. All members of the Board of Directors, other than our President and Chief Executive Officer, Mr. Howes, satisfy the independence requirements of the NYSE.

Each director is elected to a one-year term. Our Board of Directors held nine (9) meetings during 2014 and took action by written consent one (1) time. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a member of the Board of Directors and of each committee of which he was a member that was held during the time he was a member, except for Messrs. Best and Larson, whose respective aggregate committee meeting attendance was less than 75% during the fiscal year due to pre-existing commitments prior to their appointment to the Board in March 2014.

In March 2005, the Board of Directors chose to separate the roles of Chairman of the Board and Chief Executive Officer. In May 2014, the Board of Directors elected Mr. Anderson as non-executive Chairman of the Board of Directors. The principal responsibilities of the non-executive Chairman of the Board are:

●	To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meets its obligations and responsibilities;

●	To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the governance quality of the Company and the Board;

●

To interact regularly with the Chief Executive Officer and his staff on major strategy issues, handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback from other Board members and acting as a “sounding board” for the Chief Executive Officer;

●	Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the Chief Executive Officer’s performance at least annually; and

●	To lead the Board of Directors in the execution of its responsibilities to the stockholders.

Given the substantial overlap of the duties of a non-executive Chairman of the Board and a lead independent director, the Board of Directors determined there is no need at this time to designate a lead independent director. A complete description of the responsibilities of the non-executive Chairman of the Board is set forth in a charter adopted by the Board of Directors, a copy of which is available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com. A description of the powers and duties of the Chairman of the Board also is set forth in our Amended and Restated Bylaws.

Corporate Governance Guidelines and Code of Ethics

Corporate Governance Guidelines

We are committed to adhering to sound principles of corporate governance and have adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and our Company. The Corporate Governance Guidelines conform to the NYSE corporate governance listing standards and SEC rules and address, among other matters, director qualifications, independence and responsibilities, majority vote principles, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of committee performance. The Corporate Governance Guidelines are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available, without charge, upon request to our Corporate Secretary at Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

Majority Vote Policy

Our Corporate Governance Guidelines provide for a majority vote principle in connection with the election of our directors. Under our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his election than votes “for” his election must promptly tender his resignation to the Chairman of the Board unless he has previously submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines. The Corporate Governance Guidelines also provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that the incumbent director submit to the Board of Directors an irrevocable resignation. The irrevocable resignation will be conditioned upon, and shall not become effective until there has been (i) a failure by that nominee to receive more votes “for” his election than votes “withheld” from his election in any uncontested election of directors and (ii) acceptance of the resignation by the Board of Directors. In the event a director receives a greater number of votes “withheld” from his election than “for” his election, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where the consideration is his resignation. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines.

Stock Ownership Guidelines

To encourage our non-employee directors to achieve and maintain an appropriate ownership interest in our Company, the Board of Directors approved stock ownership guidelines. Section 8 of the Corporate Governance Guidelines requires each of our non-employee directors to own shares of our common stock valued at five times his annual cash retainer. Non-employee directors elected to the Board of Directors have five years from the date of election to reach the required level of stock ownership. In the event of an increase in the annual cash retainer or an increase in the ownership guidelines (such as occurred in 2011, increasing the ownership requirement from three times to five times the annual cash retainer), the non-employee directors will have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines. As of December 31, 2014, each of our non-employee directors, (other than Messrs. Best and Larson who were appointed in 2014) satisfied the ownership guidelines, as shown in the table below:

	Stock Ownership Value Required at 5x Annual Cash Retainer	Stock Ownership Value at December 31, 2014(1)
David C. Anderson	$650,000	$1,309,226
Anthony J. Best	$275,000	$142,124	(2)
G. Stephen Finley	$275,000	$1,374,276
Roderick A. Larson	$275,000	$142,124	(2)
James W. McFarland, PhD	$275,000	$1,880,151
Gary L. Warren	$275,000	$1,507,401
(1)

Stock ownership value is calculated based on the number of shares owned by the director or members of his or her immediate family residing in the same household and time-based restricted stock held by the director, multiplied by the average closing price of a share of our common stock over the three-months prior to December 31, 2014, as reported by the NYSE.

(2)	Messrs. Best and Larson have until March 2019 to meet the stock ownership guidelines.

Code of Ethics

The Board of Directors also has adopted a Code of Ethics for Senior Officers and Directors that applies to all of our directors, our principal executive officer, principal financial officer, principal accounting officer or controller, and other senior officers. The Code of Ethics contains policies and procedures applicable to our directors and supplements our Corporate Compliance and Business Ethics Manual which is applicable to all of our employees including our principal executive officer, principal financial officer, principal accounting officer and other senior officers. The purposes of the Code of Ethics, among other matters, are to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Code of Ethics promotes full, fair, accurate, timely and understandable disclosure in reports and other documents that we file with, or submit to, the SEC and in other public communications. The Code of Ethics also requires compliance with applicable governmental laws, rules and regulations including, without limitation, insider trading laws. The Code of Ethics further requires the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons and accountability for adherence to the Code of Ethics.

Any amendments to, or waivers of, the Code of Ethics with respect to our principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed in a Current Report on Form 8-K, which will be available on our website promptly following the date of the amendment or waiver.

Copies of our Code of Ethics for Senior Officers and Directors and our Corporate Compliance and Business Ethics Manual are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available in print upon request from our Corporate Secretary.

Related Person Transactions and Procedure

The Board of Directors has adopted a Policy Regarding Covered Transactions with Related Persons which requires the approval or ratification by the Audit Committee of any Covered Transaction (as defined in the Policy Regarding Covered Transactions with Related Persons). A Covered Transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, in which (a) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (b) we are a participant and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). The policy provides that any director, director nominee or executive officer must provide to the Chief Administrative Officer and Chair of the Audit Committee prior notification of all proposed terms of any Covered Transaction (other than related party transactions involving compensation matters and certain ordinary course transactions). The Audit Committee must review the relevant facts and circumstances of the Covered Transaction, including if the terms and conditions of the transaction are generally available to third parties under similar terms or conditions, take into account the level of interest or relationship to the related person and the impact on a director’s independence, and either approve or disapprove the Covered Transaction. If the Audit Committee (or the Chairman of the Audit Committee pursuant to his delegated authority) is unable to provide advance approval of a Covered Transaction, the transaction will be considered at the next regularly scheduled meeting of the Audit Committee. At the next meeting, the Audit Committee will evaluate all options including, but not limited to, ratification, amendment or termination of the Covered Transaction. No director may participate in approval of a Covered Transaction for which he or she is a related party.

Director Independence

The Board of Directors has determined that Messrs. Anderson, Best, Finley, Larson, and Warren and Dr. McFarland are “independent directors” as that term is defined in the listing standards of the NYSE. In making these determinations regarding independence, the Board of Directors evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors and entities of which he is an executive officer, partner, member, and/or significant stockholder. As part of this evaluation, the Board of Directors noted that none of the directors received any consulting, advisory, or other compensatory fees from us (other than for services as a director) or is a partner, member, or principal of an entity that provided accounting, consulting, legal, investment banking, financial, or other advisory services to our Company, and none of the express disqualifications contained in the NYSE rules apply to any of them. Based on this independence review and evaluation, and on other facts and circumstances the Board of Directors deemed relevant, the Board of Directors, in its business judgment, determined that all of our directors and nominees are independent, with the exception of Mr. Howes who is our President and Chief Executive Officer.

As disclosed in the biographical information above, in 2014 Mr. Best served as Chief Executive Officer of SM Energy Company, which is a customer of our drilling fluids business. In 2014, in the ordinary course of our business, we provided products and services valued at approximately $1.7 million to SM Energy Company. The Board of Directors determined that the relationship between our Company and SM Energy Company did not disqualify Mr. Best from being considered independent.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines require the non-management directors to meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. Executive sessions were held as part of every regularly scheduled Board meeting in 2014 and were presided over by Mr. Box until his retirement from the Board in May 2014 and thereafter by Mr. Anderson, our non-executive Chairman of the Board.

Interested parties may direct their concerns to the Chairman of the Board or to any other non-management director or directors by following the procedures set forth in the section below entitled “Stockholder Communication with Board Members.”

Board Leadership and Risk Management

The Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The decision on whether to combine or separate the Chairman and Chief Executive Officer (“CEO”) role is determined on the basis of what the Board considers to be best for our Company. Our current Board leadership structure separates the role of Chairman and CEO. The Board believes that part of an effective Board leadership structure is to have either an independent director as the Chairman or to designate a Lead Director. The Nominating and Corporate Governance Committee and the Board currently believe that the separation of the role of CEO and Chairman (who is an independent director) is appropriate because it provides, among other things, sufficient independence between the Board and management, Board member leadership by an independent director, and facilitates our Board’s ability to carry out its roles and responsibilities on behalf of our stockholders. The Board has appointed Mr. Anderson, an independent director, as the Chairman and therefore does not believe it is necessary to appoint a Lead Director. The independent directors meet regularly in executive sessions at which time only independent directors are present, and the Chairman of the Board chairs those sessions.

The Board, as a whole and through its committees, retains responsibility for overseeing our Company’s processes for assessing and managing risk, although it is management’s responsibility to manage risk on a day-to-day basis. The Board discharges its responsibility, in part, through regular inquiries from the Chairman of the Board to management, periodic communications from management to the Board of Directors of particular risks and events, and discussions during Board meetings with and without management of general and specific risks to the Company. The Board also participates with senior management in periodically assessing enterprise risks, ranking such risks and considering mitigation plans for such risks. The Board also delegates the oversight of certain specific risks to Committees of the Board. For example, the Board delegates to the Compensation Committee the assessment of our Company’s compensation plans with regard to whether such plans encourage the taking of inappropriate risks and delegates to the Audit Committee oversight of the risk assessment undertaken by management to develop the scope and coverage of reviews conducted by our internal audit function. Further discussion of the risk assessment is contained in the “Executive Compensation” section of this proxy under the heading “Risk Assessment of Compensation Programs.”

Board Orientation and Education

The Nominating and Corporate Governance Committee is responsible for establishing an orientation plan for new directors, along with the coordination and scheduling of educational opportunities for the Board. The orientation program includes a review of our governance documents and policies, along with meetings with our executive leaders, and tours of key facilities. Messrs. Best and Larson completed the Newpark orientation program in 2014. In addition, over the last several years, the Nominating and Corporate Governance Committee has coordinated training sessions from outside experts related to, among other things: risk assessment and management; director’s obligations in the context of mergers and acquisitions; industry-specific education (oil and gas geology related to shale formations; demonstrations of drilling fluids applications; etc.) and macro-economic trends in the U.S. and global economies.

Committees of the Board of Directors

The Board of Directors has established three standing committees. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of these committees operate under written charters approved by the Board of Directors. The Chairman of the Board attends all Committee meetings, but does not cast a vote therein. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of our Corporate Governance Guidelines, the Code of Ethics for Senior Officers and Directors and the charter of the Chairman of the Board, are available under the “Corporate Governance” section on our website at www.newpark.com. Stockholders also may obtain printed copies of these items, without charge, by contacting us at the following address:

Newpark Resources, Inc.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
Attn: Corporate Secretary

Audit Committee

As of March 31, 2015, the members of the Audit Committee were G. Stephen Finley (Chairman), Anthony J. Best, Roderick A. Larson, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each of the members of the Audit Committee is independent and “financially literate” under applicable SEC rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors also has determined that Mr. Finley and Dr. McFarland are “audit committee financial experts” as defined by applicable SEC rules. The Audit Committee met eight (8) times during 2014 and did not take any action by unanimous written consent.

The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent registered public accounting firm. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of our financial statements, the financial reporting process, our systems of internal accounting and financial controls, the performance of our internal audit function and the independent auditors, the independent auditors’ qualifications and independence, our compliance with ethics policies and legal and regulatory requirements and to prepare the Audit Committee Report and disclosure required by the Audit Committee for inclusion in this proxy statement. The independent auditors report directly to the Audit Committee.

The specific responsibilities of the Audit Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Compensation Committee

As of March 31, 2015, the members of the Compensation Committee were James W. McFarland, PhD (Chairman), Anthony J. Best, G. Stephen Finley, Roderick A. Larson and Gary L. Warren. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as defined under regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee met six (6) times during 2014 and did not take any action by unanimous written consent.

The Compensation Committee has responsibility for establishing, evaluating and administering our compensation arrangements, plans, policies and programs for our Chief Executive Officer and other executive officers and for administering our equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of all broadly based, cash-based and equity-based incentive compensation plans.

The Compensation Committee has the authority to retain compensation consultants to assist it in evaluating the compensation paid to our Chief Executive Officer and other executive officers. As noted in the “Compensation Discussion and Analysis” section of this proxy, for the 2014 fiscal year, the Compensation Committee retained Pearl Meyer & Partners to provide the Compensation Committee with advice and recommendations on the amount and form of executive and director compensation. Pearl Meyer did not advise management or provide any non-executive consulting services to the Company other than its work on behalf of the Compensation Committee, and it maintained no other economic relationship with the Company.

The specific responsibilities of the Compensation Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Nominating and Corporate Governance Committee

As of March 31, 2015, the members of the Nominating and Corporate Governance Committee were Gary L. Warren (Chairman), Anthony J. Best, G. Stephen Finley, Roderick A. Larson and James W. McFarland, PhD. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Nominating and Corporate Governance Committee met five (5) times during 2014 and did not take any action by unanimous written consent.

The Nominating and Corporate Governance Committee assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices. The Nominating and Corporate Governance Committee also serves as the Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act and ensures compliance with the standards of the SEC for professional conduct for attorneys appearing and practicing before the SEC in the representation of our company.

The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. Although we have not adopted a formal policy specifically addressing the consideration of diversity when evaluating candidates for election to the board, the charter of our Nominating and Corporate Governance Committee and our Corporate Governance Guidelines provide that diversity shall be one of the criteria considered for candidates. The Committee considers the term “diversity” to include a diversity of viewpoints, expertise and experience as well as gender, ethnicity and background. When analyzing director nominations and director vacancies, the Nominating and Corporate Governance Committee strives to recommend candidates for director positions who will create a Board that reflects diversity, including but not limited to background, experience, gender, ethnicity, and country of citizenship. The Nominating and Corporate Governance Committee seeks to identify prospective directors who will strengthen the Board of Directors and evaluates prospective directors, including incumbent directors, in accordance with the criteria set forth in our Corporate Governance Guidelines and other criteria as may be set by the Board of Directors or the Committee. Some of the principal criteria include whether the candidate (i) is of the highest integrity and character; (ii) has familiarity with our business and industry; (iii) has independence of thought and financial literacy; (iv) is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director; and (v) has the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest. Our Corporate Governance Guidelines include a director retirement age policy. Under that policy, any person who is 75 years of age or more shall not be eligible to be elected as a director, although any director reaching the age of 75 while in office may serve the remainder of his or her term until the next annual stockholders meeting.

Director Qualifications

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and they all share the personal attributes of effective directors described above. The Board monitors the effectiveness of this approach through the annual self-assessment process. Below are some of the specific experiences and skills of our directors:

David C. Anderson

As the former President and CEO, Executive Search for the international executive search firm Heidrick & Struggles and later as President and COO of the worldwide firm, Mr. Anderson has extensive experience with public company management as well as business strategy. Further, he gained valuable insight into executive compensation, recruitment, development and succession planning. Since joining the Board, Mr. Anderson served as Chairman of a Special Litigation Committee of our Board, providing him with experience in conducting internal investigations and risk assessment.

Anthony J. Best

Mr. Best’s experience in upstream oil and gas exploration and production, in a variety of basins and geographies will provide our Board with further understanding of the needs of our customers. His senior management and executive level experience, along with his service on the board of SM Energy, brings to the Board experience in finance, executive compensation matters and corporate governance for public companies, as well as perspective on management and operational matters.

G. Stephen Finley

Mr. Finley has brought to the Board of Directors a deep understanding of both the oil and gas industry and the energy services business. Through his senior executive positions at Baker Hughes and with a major public accounting firm, Mr. Finley has extensive knowledge in the areas of accounting, auditing, and compliance, both of domestic and international businesses. Moreover, his knowledge of the energy services business provides the Board of Directors with a valuable resource in its assessment of our performance, opportunities, risks and strategy.

Paul L. Howes

Mr. Howes’ background includes a strong understanding of industrial and chemical manufacturing processes and practices, much of which is directly applicable to our products and services. Based on his experience in both larger and smaller companies, he offers leadership and insight into best management practices, employee development, compensation, marketing and operations. He also has previous experience with leading an executive team, in both domestic and international markets.

Roderick A. Larson

Mr. Larson brings to the Board of Directors over 24 years of experience in global oilfield services, which, in the past, included management responsibility for a drilling fluids business. Based upon his more recent experience and in his current position as President and COO for Oceaneering International, we expect him to provide valuable insight into our efforts to further penetrate the deepwater market, which is an important element of our global strategy. In addition, based on his experience at all levels of various organizations, Mr. Larson offers leadership and understanding of the operations and management of a large, global business.

James W. McFarland, PhD

Dr. McFarland teaches and undertakes research in the areas of econometrics, energy and resource economics, international finance, statistics and strategy. His extensive work in these areas contributes to the Board of Directors a solid understanding of the energy industry, best practices in business management and expertise in financial analysis. Further, Dr. McFarland served on the Special Litigation Committee of our Board and another board on which he previously served, providing him with substantive experience in conducting internal investigations and internal controls. Dr. McFarland has also previously served on the Audit Committees of three (3) publicly-traded companies providing him with valuable experience in this area as well.

Gary L. Warren

Mr. Warren’s experience as a senior executive for Weatherford International gave him an extensive background in the oil and gas services business. This experience provides our Board of Directors with insight into our customers, competitors and suppliers. With over 20 years of experience as an executive in the industry in which we compete (and much of it on a global basis), he has the ability to offer guidance and direction regarding our expansion in international markets. Mr. Warren also brings to our Company his knowledge in the areas of business and operations management.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in our Corporate Governance Guidelines. In order to nominate a director at the annual meeting, our bylaws require that a stockholder follow the procedures set forth in the bylaws. (Our bylaws are available under “Governance Documents” in the “Corporate Governance” section of our website at www.newpark.com.) In order to recommend a nominee for a director position, a stockholder must be entitled to vote in the election of directors and must provide notice in accordance with our bylaws. Stockholder nominations must be made pursuant to written notice delivered in accordance with the following instructions no later than ninety (90) days prior to the meeting; provided, that if the date of the meeting is not publicly announced more than one hundred (100) days prior to the meeting, such notice will be considered timely if properly delivered no later than the close of business on the tenth (10th) day following the day on which such announcement regarding the date of the meeting was communicated to the stockholders.

The stockholder notice must set forth the following:

●	name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

●	a representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;

●	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are made by the stockholder;

●

for each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Schedule 14A promulgated under the Exchange Act;

●	for each person nominated, a written consent to serve as a director, if elected; and

●	a statement whether such nominee, if elected, intends to deliver an irrevocable resignation in accordance with our Corporate Governance Guidelines.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

The stockholder making the recommendation also should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates for the 2016 Annual Meeting to the Nominating and Corporate Governance Committee by U.S. mail or overnight delivery at the following address: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

Candidates recommended by the Nominating and Corporate Governance Committee must include a sufficient number of persons who, upon election, would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors. In considering any candidates recommended by stockholders, the Nominating and Corporate Governance Committee will take into account the same factors as apply to all other prospective nominees.

Stockholder Communication with Board Members

The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.

Director Attendance at Annual Meeting

We have a policy encouraging the attendance of all directors at annual meetings of stockholders, and we make all appropriate arrangements for directors that choose to attend. All of our directors attended the 2014 Annual Meeting of Stockholders.

EXECUTIVE OFFICERS

As of March 31, 2015, our executive officers, their ages and positions with us were as follows:

Name	Age	Title
Paul L. Howes	59	President and Chief Executive Officer
Gregg S. Piontek	44	Vice President and Chief Financial Officer
Mark J. Airola	56	Senior Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Secretary
Bruce C. Smith	63	Executive Vice President and President of Fluids Systems
Jeffery L. Juergens	59	Vice President and President of Mats and Integrated Services
Douglas L. White	46	Corporate Controller and Chief Accounting Officer

A description of the business experience of Mr. Howes during the past five years can be found in the “Election of Directors” section of this proxy under the heading “Business Experience of Director Nominees.”

Gregg S. Piontek joined us in April 2007 as our Vice President, Controller and Chief Accounting Officer. He was appointed as our Chief Financial Officer in October 2011. Before joining us, Mr. Piontek served in various financial roles for Stewart & Stevenson Services, Inc. and Stewart & Stevenson, LLC from June 2001 through March 2007, including Divisional Controller, Assistant Corporate Controller, and as Vice President and Chief Accounting Officer. Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP.

Mark J. Airola joined us in October 2006 as our Vice President, General Counsel and Chief Administrative Officer and was appointed as our Secretary in December 2006 and Chief Compliance Officer in March 2007. He was named Senior Vice President in February 2011. Mr. Airola has practiced law for 30 years, primarily with large, publicly traded companies. Most recently, from September 1995 through September 2006, Mr. Airola was employed by BJ Services Company, a provider of pressure pumping and other oilfield services to the petroleum industry, serving initially as Assistant General Counsel and subsequently, in 2003, also being named as Chief Compliance Officer (and as an executive officer). From February 1988 to September 1995, Mr. Airola held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, and had initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. From 2011 until present, Mr. Airola serves on the Board of Junior Achievement of Southeast Texas.

Bruce C. Smith joined us in April 1998 as our Vice President, International. Since October 2000, he has served as President of Fluids Systems. He also held the title of Vice President of our Company beginning in 2006 and he was named as Executive Vice President of our Company in March 2011. Prior to joining us, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens joined us in October 2010 as President of Mats and Integrated Services and Environmental Services and he continued to serve as the President of Environmental Services until it was sold in March 2014. From February 2009 to March 2010, Mr. Juergens held the position of Chief Executive Officer of B&B Oilfield Services, an oilfield wellhead equipment supply company. Previously, from August 2007 to February 2009, he was at Omni Energy Services, where he held the position of General Manager for the company’s Seismic Drilling Division. From August 1997 to August 2007, Mr. Juergens served as Vice President of International Operations for SPS International, a wellbore cleanup tools and technology company, with responsibility for the development of operations in Canada and Latin America. Prior to that, Mr. Juergens held management positions with both BJ Services and Baker Hughes.

Douglas L. White joined us in April 2014 as our Corporate Controller. In May 2014, Mr. White was appointed as our Chief Accounting Officer. From February 2008 until January 2014, Mr. White served as Director of Financial Reporting for Cooper Industries where he was responsible for corporate accounting and external reporting. From July 2004 until February 2008, he served as Vice President and Corporate Controller of MMI Products, Inc. Prior to that, Mr. White held various audit positions with Ernst & Young LLP. Mr. White is a Certified Public Accountant and holds a B.B.A. from Sam Houston State University.

OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person. Percentage ownership is based on 84,114,196 shares of common stock outstanding as of March 31, 2015.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
BlackRock, Inc.(1)
55 East 52nd Street
New York, New York 10022	7,786,924	9.3%
Dimensional Fund Advisors LP(2)
6300 Bee Cave Road, Building One
Austin, Texas 78746	7,009,745	8.3%
Wells Fargo & Company(3)
420 Montgomery Street
San Francisco, California 94104	6,843,384	8.1%
The Vanguard Group(4)
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	5,333,097	6.3%
EARNEST Partners, LLC(5)
1180 Peachtree Street NE, Suite 2300
Atlanta, Georgia 30309	5,099,361	6.1%
(1)	Based solely on Amendment No. 5 to Schedule 13G filed with the SEC on January 15, 2015 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 7,506,263 shares and sole dispositive power with respect to 7,786,924 shares. According to Schedule 13G/A, all shares are beneficially owned by BlackRock, Inc., a parent holding company, and on behalf of its wholly owned subsidiaries: (i) BlackRock Advisors (UK) Limited; (ii) BlackRock Advisors, LLC; (iii) BlackRock Asset Management Canada Limited; (iv) BlackRock Asset Management Ireland Limited; (v) BlackRock Fund Advisors; (vi) BlackRock Institutional Trust Company, N.A.; (vii) Blackrock International Limited; (viii) BlackRock Investment Management (Australia) Limited; (ix) BlackRock Investment Management (UK) Ltd; and (x) BlackRock Investment Management, LLC. BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G/A.

(2)

Based solely on Amendment No. 6 to Schedule 13G filed with the SEC on February 5, 2015, by Dimensional Fund Advisors LP. According to Schedule 13G/A, Dimensional Fund Advisors LP has sole voting power over 6,687,458 shares and sole dispositive power over 7,009,745 shares. According to the Schedule 13G/A, Dimensional Fund Advisors LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-advisor and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds, therefore, Dimensional disclaims beneficial ownership of the securities.

(3)

Based solely on Amendment No. 12 to Schedule 13G filed with the SEC on February 17, 2015 by Wells Fargo & Company on its own behalf and on behalf of the following subsidiaries: (i) Wells Fargo Advisors Financial Network, LLC; (ii) Wells Fargo Advisors, LLC; (iii) Wells Capital Management Incorporated; (iv) Wells Fargo Funds Management, LLC; (v) Wells Fargo Bank, National Association; and (vi) Wells Fargo Securities, LLC. According to the Schedule 13G/A, the aggregate beneficial ownership of 6,843,384 shares is on a consolidated basis and includes any beneficial ownership separately reported as follows: (i) Wells Fargo & Company has sole voting and dispositive power with respect to 83,445 shares, shared voting power with respect to 6,705,150 shares and shared dispositive power with respect to 6,759,939 shares; (ii) Wells Capital Management Incorporated has shared voting power with respect to 1,066,975 shares and shared dispositive power with respect to 6,224,775 shares; and (iii) Wells Fargo Funds Management, LLC has sole voting and dispositive power with respect to 102 shares and dispositive power with respect to 5,157,918 shares. The address for each of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC is 525 Market Street, San Francisco, California 94105. Certain of the shares reported by Wells Fargo & Company are issuable upon the conversion of a note held by Wells Fargo Bank, National Association.

(4)

Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 10, 2015 by The Vanguard Group. According to the Schedule 13G/A, The Vanguard Group has sole voting power with respect to 114,538 shares, sole dispositive power with respect to 5,225,659 shares and shared dispositive power with respect to 107,438 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc, is the beneficial owner of 107,438 shares or .12% of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 7,100 shares or .00% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(5)

Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 17, 2015 by EARNEST Partners, LLC. According to the Schedule 13G/A, EARNEST Partners, LLC has sole voting power with respect to 1,825,584 shares, sole dispositive power with respect to 5,099,361 shares and shared voting power with respect to 705,985 shares

Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of March 31, 2015, by (i) each current director and each nominee for director, (ii) each named executive officer identified in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares Beneficially Owned
Name	Number		Percent(1)
Paul L. Howes	1,852,742	(2)	2.17%
Bruce C. Smith	791,563	(3)	*
Mark J. Airola	690,084	(4)	*
Gregg S. Piontek	333,448	(5)	*
Jeffery L. Juergens	320,858	(6)	*
James W. McFarland, PhD	196,540	(7)	*
Gary L. Warren	161,540	(8)	*
G. Stephen Finley	129,040		*
David C. Anderson	122,932		*
Anthony J. Best	13,345		*
Roderick A. Larson	13,345		*
All current directors and executive officers as a group (12 persons)	4,636,218	(9)	5.36%

*Indicates ownership of less than 1%.

(1)

The percentage ownership is based on 84,114,196 shares of common stock outstanding as of March 31, 2015. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of March 31, 2015 (or May 30, 2015).

(2)	Includes (i) 1,193,399 shares issuable upon exercise of options and (ii) as of May 30, 2015, 411,858 shares which remain subject to restricted stock awards.

(3)	Includes (i) 544,889 shares issuable upon the exercise of options and (ii) as of May 30, 2015, 119,162 shares which remain subject to restricted stock awards.

(4)	Includes (i) 381,969 shares issuable upon the exercise of options and (ii) as of May 30, 2015, 104,967 shares which remain subject to restricted stock awards.

(5)	Includes (i) 185,630 shares issuable upon the exercise of options and (ii) as of May 30, 2015, 71,903 shares which remain subject to restricted stock awards.

(6)	Includes (i) 79,296 shares issuable upon the exercise of options and (ii) as of May 30, 2015, 140,265 shares which remain subject to restricted stock awards.

(7)	Includes 20,000 shares issuable upon the exercise of options.

(8)	Includes 20,000 shares issuable upon the exercise of options.

(9)	Includes (i) 2,425,183 shares issuable upon the exercise of options and (ii) as of May 30, 2015, 858,936 shares which remain subject to restricted stock awards.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes the compensation provided to our named executive officers (“NEOs”) and other members of senior management, including the principles and processes used in determining their compensation.

Named Executive Officer	Position Title
Paul L. Howes	President and Chief Executive Officer
Gregg S. Piontek	VP and Chief Financial Officer
Bruce C. Smith	EVP and President of Fluids Systems
Mark J. Airola	SVP, General Counsel, Chief Administrative Officer and Secretary
Jeffery L. Juergens	VP and President of Mats and Integrated Services

We have provided an Executive Summary for 2014 followed by a more detailed analysis and specific information concerning compensation. The detailed discussion of our compensation addresses the following areas:

●

our executive compensation philosophy and how that philosophy is reflected in the key components of our executive compensation program, including an analysis of “realized pay” compared to the compensation reflected in the Summary Compensation Table;

●	the results of the “Say on Pay” vote from the 2014 Annual Meeting and how the Compensation Committee responded to the vote of (and other feedback from) our stockholders;

●

how we implement our executive compensation programs and the roles of our Compensation Committee, members of management, and the Compensation Committee’s independent consultants in establishing executive compensation;

●	the key elements of our executive compensation program and how our compensation was determined for 2014 for our Chief Executive Officer and our other named executive officers; and

●	the employment agreements with our NEOs and other significant policies and matters related to executive compensation.

Executive Summary

Our performance. In 2014 we maintained our positive momentum, reaching a new milestone in revenue as a result of making significant progress implementing our strategic plan. We believe our NEOs were instrumental in helping us achieve those results. Below are key highlights for 2014:

●

We continued to grow our Company. Revenues for 2014 were $1.118 billion, an increase of 7% over 2013 with record operating income of $131 million. In 2014, we were also successful in winning new work in our Fluids Systems segment (particularly outside of the U.S.) to provide the foundation for continued growth in the future. We were awarded contracts to provide drilling fluids and related services in India and Kuwait. We were also awarded a contract in Algeria shortly after the end of the year. The impact of the work performed under these contracts is expected to be realized in 2015 and beyond.

●	We provided superior returns to our stockholders. On a three-year (2012-2014) annualized total shareholder return basis, we performed in the 75th percentile of our peer group.

●	We maintained an excellent safety record. Our Total Recordable Incident Rate (TRIR) for 2014 was 0.58, a record low for the Company and significantly lower than the industry average.

●

We continued to invest in the future of our business. We substantially completed a $40 million expansion of our mat manufacturing facility in Louisiana, effectively doubling our capacity to support the growth of this business. We started construction on a new $20 million chemical blending facility in Texas to further sustain the growth of our high performance water based fluids, such as EVOLUTION®. We also announced a $30 million capital investment to expand our drilling fluids infrastructure capacity to support penetration of the Gulf of Mexico deepwater market.

●

We managed our balance sheet and are prepared for an anticipated reduction in business activities in 2015. We balanced strong cash flow, with long-term investments, as noted above. We also executed $51 million of share re-purchases, providing a return to our shareholders. At year-end 2014, we had $85 million in cash and no funds drawn on our $125 million credit facility. We are in a position to continue funding the capital commitments we have made, while maintaining our financial flexibility, even as activity levels decline in the important North American market.

Our efforts to improve governance and risk management. In the last several years we have undertaken a number of changes in an effort to improve compensation governance and help ensure alignment with stockholder interests, including:

●	Enhanced stock ownership guidelines for officers and Directors, including:

●	For our CEO, five times his base salary

●	For our Directors, five times their annual cash retainers

●	Balanced mix of short-term cash compensation and long-term equity compensation, with the majority of NEO compensation in the form of long-term equity.

●	Mandatory deferral mechanism for short-term bonuses above certain levels of performance.

●	50% of long-term equity value for our executive officers is performance-based in the form of stock options and performance-based restricted stock units.

●	No excise tax gross-ups in NEO severance agreements.

●	No single-trigger severance benefits for NEOs.

●	Prohibition on re-pricing of stock options.

●	Our Compensation Committee engages the services of an independent compensation advisor (Pearl Meyer & Partners).

Compensation-related Highlights for 2014. Following are some of the key compensation-related decisions for 2014, all of which are discussed in greater detail in the remainder of this Compensation Discussion and Analysis:

●

We received 99% support from our stockholders in our annual advisory vote on our executive compensation program (“Say on Pay”). We discuss the responses to results from the stockholder vote in the section below entitled “Consideration of Advisory Say on Pay Voting Results.”

●	NEO base salaries were increased by an average of 7.1% during 2014, keeping their compensation at or near the market medians (i.e., within the market 50th percentile range) for their positions.

●

The Compensation Committee approved bonuses for our NEOs under our annual incentive plan that varied from 130% to 193% of target in recognition of 2014 performance. These bonus levels reflect that in our corporate and Fluids Systems segment, achievement was above the targeted level, while the performance for the Mats & Integrated Services segment substantially exceeded the target. The bonuses earned by our NEOs for 2014 are consistent with our pay for performance philosophy.

●

We maintained our mix of equity compensation to include performance-based restricted stock units. In May 2014, our Compensation Committee approved equity awards at each NEO’s target award level, with 50% of the total value provided in the form of time-based restricted stock, 25% in the form of time-based stock options and 25% in the form of performance-based restricted stock units based on total shareholder return (“TSR”) relative to a specified peer group over a three-year performance period. The Compensation Committee concluded that this mix provides an appropriate balance of market competitiveness, long-term performance incentive, and alignment of long-term compensation for the NEOs with the interests of our stockholders.

●

Our NEOs achieved total direct compensation at 106% of target opportunity. Total direct compensation is defined as the sum of base salary, annual incentive, and grant date value of equity incentive compensation.

Executive Compensation Philosophy and Objectives

We design the executive compensation program to attract, motivate and retain the executive talent that we need in order to implement our business strategy and to improve our long-term profitability and stockholder value. To this end, our executive compensation program is characterized by the following principal objectives:

●	Competitiveness: providing compensation programs and pay opportunities that are competitive with market practice;

●	Pay-for-performance: tying a majority of pay opportunities to achievement of short-term and long-term performance criteria;

●	Stockholder alignment: structuring pay programs to closely align executive rewards with stockholder interests; and

●

Compensation governance and risk assessment: consistently review (and address, as appropriate) potential areas for compensation-related risk and provide for appropriate governance mechanisms and controls.

Competitiveness. The Compensation Committee believes that the total compensation of our NEOs should be competitive with the market in which we compete for talent in order to enhance our ability to attract and retain the right caliber of executives. The Compensation Committee considers the oilfield services industry to be the market in which we compete for executive talent and we use a combination of peer group and broader industry data in order to assess the competitiveness of our compensation programs. The Compensation Committee generally targets NEO compensation at the market median, with opportunities to earn above or below the market median in return for performance. However, target levels of individual pay are not based on a strict adherence to the market median but may vary from median levels based on a variety of considerations, including internal equity, individual performance, time in position and availability of comparable market data.

Some of the challenges that we face in recruiting and retaining talented executive and senior managers, when compared with other companies in the oilfield services industry (including our peers and competitors), include:

●

The increase in recent years in activity levels in the oil and gas industry, and particularly in the United States shale areas, has significantly increased competition for talented and experienced executives in this industry. The competition for talent is not limited to our direct peers or competitors, but spans the entire upstream and midstream oil and gas marketplace and includes companies both smaller and significantly larger than us.

●

Our success has made our executives targets for energy-related companies (oilfield services and otherwise) looking to fill open positions. Our executives regularly receive inquiries regarding their interest in jobs at other firms (in oilfield services and adjacent business). Attracting and then retaining high performing individuals is critical to our success, and under the ongoing market conditions, we need to be creative in our approach to salaries, incentive targets and retention tools, which sometimes means compensating our executives at a level in excess of the market median.

Total direct compensation for our NEOs in 2014 fell just below the market median, or at roughly the 47th percentile. The Compensation Committee continues to monitor the competiveness of our programs and to make adjustments to individual pay levels as appropriate in order to provide total direct compensation opportunities at our targeted level of the market (i.e., market median).

Pay-for-Performance. In establishing targeted compensation levels, the Compensation Committee places a significant portion of each NEOs compensation at risk through the use of variable compensation, the majority of which is performance-based. Variable pay includes performance-based non-equity (cash) incentives for achievement of specified performance objectives on an annual basis, and equity incentive compensation whose long-term value depends upon our stock price (stock options and performance-based restricted stock units, in particular).

The table below summarizes the principal components of our pay-for-performance approach to our executive officer compensation. A more detailed description of each component of our NEOs’ pay can be found in the “Direct Compensation” section of this proxy under the heading “Elements of Executive Compensation.”

Components of NEO Total Direct Compensation
Component	Category	Pay-for-Performance Component
Base Salary	Fixed Pay	Annual Merit Adjustment Adjustments consider each individual’s experience, performance and contributions over time. Provides a competitive salary relative to our peer groups.
Annual Cash Incentive	Performance-Based (Variable)	Annual Performance Awards are based on achieving corporate and business unit financial goals on an annual basis, and can include individual objectives or discretionary items.
Equity Incentive	Performance-Based (Variable)

Multi-Year Stock Price Performance

Long-term incentive awards with multi-year vesting periods.

Realized value contingent upon long-term growth in stockholder value – particularly in the case of stock option awards.

Performance-based restricted stock units provide the opportunity to earn from zero to 150% of target at the end of the three-year performance period.

The Compensation Committee typically sets 60% to 90% of the NEO’s target compensation as contingent, performance-based pay (both short-term and long-term performance). By placing particular emphasis on performance-based variable pay, we require that outstanding individual and corporate performance is achieved for an executive’s compensation to significantly exceed the median compensation levels (based on benchmarks discussed in greater detail below). During 2014, approximately 77% of actual compensation for our NEOs was delivered in the form of variable pay.

NEO Target Total Direct Compensation - 2014
CEO	Other NEOs

NEO Actual Total Direct Compensation - 2014
CEO	Other NEOs

Summary of Realized Pay for 2014. We believe it is important to keep in mind that, unlike short-term cash incentive compensation (which rewards executives for performance relative to pre-determined goals in the previous year), we view equity incentive compensation as a forward-looking incentive. We grant these awards not to recognize past performance, but to align the long-term interests of our executives with those of our stockholders and to provide an incentive which rewards executives over time for helping to drive future growth in stockholder value. In particular, we view stock option grants as performance-based compensation because they only have value to the extent that our stock price appreciates after the date of grant.

Further to this view of equity incentive compensation, we have summarized below the realized compensation for our NEOs during 2014 in contrast to the compensation numbers presented in the Summary Compensation Table. The following table represents supplemental information and is not intended to be a substitute for the information provided in the Summary Compensation Table on page 44, which has been prepared in accordance with the SEC’s disclosure rules. In the table below we have included two alternate definitions of NEO total direct compensation for 2014. Each measure includes 2014 actual cash compensation (2014 salary plus annual incentive earned for 2014 performance), but differs in how we include the equity component:

Measure of Total Direct Compensation	Components Included
	Base Salary	Annual Incentive	Stock Options	Restricted Stock	Performance Units
Summary Compensation Table total direct compensation	Actual 2014 Salary	Actual Bonus Earned for 2014 Performance	Grant date value of awards made during 2014	Grant date value of awards made during 2014	Grant date value of awards made during 2014
Realized total direct compensation	Same	Same	Value realized from option exercises during 2014	Value realized from stock vesting during 2014	Value realized from units vesting during 2014

	Measures of 2014 Total Compensation
NEOs at the End of 2014	Summary Compensation Table Total Direct Compensation	Realized Total Direct Compensation	Realized Total Direct as a Percent of Summary Compensation Table Total Direct
Paul L. Howes	$4,176,986	$2,814,305	67%
Gregg S. Piontek	$1,326,801	$1,056,222	80%
Bruce C. Smith	$1,569,659	$1,273,400	81%
Mark J. Airola	$1,424,709	$1,850,492	130	%(1)
Jeffery L. Juergens	$1,349,971	$1,672,463	124	%(1)
CUMULATIVE TOTALS	$9,848,126	$8,666,882	88%
(1)

Percentage reflects realized compensation (i) by Mr. Airola from the exercise of certain stock options and (ii) by Mr. Juergens as a result of the vesting of an inducement award and a supplemental incentive award.

As shown in the table above, despite meaningful grants of equity incentives during 2014, the actual aggregate compensation realized by our NEOs during 2014 was 88% of their total compensation as reflected in the Summary Compensation Table for 2014.

Alignment of Pay and Performance

Absolute Alignment: Net Realizable Pay by Year vs. TSR. The chart and accompanying table below demonstrate the alignment of CEO "net realizable pay" with the Company’s TSR performance by year. While similar, “net realizable pay” is calculated differently than “net realized pay,” which is described in the preceding section titled “Summary of Realized Pay for 2014.” Net realizable pay is the sum of:

●	Annual Cash Compensation: salary and annual cash incentive earned for each fiscal year

●	Net Realizable Equity Value, which is the sum of:

●	Realized equity value (Value realized upon exercise of options + Value realized upon vesting of restricted stock);

●	Change in Value of Unrealized Equity (Change in year-end “in the money” value of exercisable options + Change in year-end value of unvested restricted shares); and

●	Long-term Performance Unit Plan Payout for the performance period ending in the most recent fiscal year.

CEO Realizable Pay: Well Aligned with Annual Performance

As shown, CEO realizable pay opportunities by year have been well aligned with the returns experienced by our stockholders, in large part because of the significant portion of CEO pay that is variable.

Relative Alignment: Realizable Pay as a Percent of Target vs. Performance against Peers. In order to demonstrate the alignment of CEO pay relative to peers, we compared (i) CEO realizable pay as a percent of target total direct compensation for the three-year period from 2012 to 2014 to (ii) our performance relative to our peer group over the same period.

Components of Relative Alignment Review
	Target Total Direct Compensation (3 year cumulative)	Realizable Total Direct Compensation
Base salary	Actual salary paid in each year	Actual salary paid in each year
Annual Incentive	Target annual incentive opportunity	Actual cash incentive earned for each year
Stock Options	Grant date value of target annual award	In-the-money value of options granted during period - valued at 12/31/2014
Restricted Stock	Grant date value of target annual award	Value of all shares granted during period – at 12/31/2014
Performance Units	Grant date value of target award	Value of shares granted during period based on a probable payout – at 12/31/2014

The results of this review for pay opportunities granted to our CEO for the fiscal years 2012-2014 are presented in the chart below.

CEO Realizable Pay: Aligned With Realizable Performance Against Peers

As shown, CEO realizable pay for the period 2012 – 2014 was well-aligned with TSR performance relative to our peers. Mr. Howes’ realizable pay as a percentage of target over this time period fell very close to the center of the alignment fairway.

Stockholder Alignment. We believe that the interests of our stockholders and executives should be aligned by ensuring that a portion of our executives’ compensation is directly determined by:

●	Earnings per share growth – through annual incentive opportunities; and

●	Appreciation in our stock price – through long-term (equity) incentive awards.

With realizable value tied to increased stockholder value, long-term (equity) incentives provide our executives with an opportunity to share in the value they create, which is consistent with our pay-for-performance philosophy. As noted in the table above, for 2014 (as in 2013) a very strong degree of alignment exists between realizable pay for our NEOs and the stockholder value represented by our performance versus the peer group. During 2014, the Compensation Committee awarded equity incentives in the form of time-based restricted stock, time-based stock options and performance-based restricted stock units. The grant date value of equity incentive awards can vary from year to year based upon considerations such as competitive market data, prior grants made to individuals, share availability and stockholder dilution. Time-based awards typically vest over a three-year period. As noted below in the section “Consideration of Advisory Say on Pay Voting Results” for 2014 (as in 2013), the Compensation Committee allocated 25% of the long-term incentive valuation for the NEOs to performance-based restricted stock units, with the achievement criteria based on the Company’s TSR over a three-year performance period compared to the results of a specified peer group.

In support of our goal of stockholder alignment, the executive compensation program also includes stock ownership guidelines for executives and Directors. The current guideline levels of ownership are shown below:

Executive & Director Stock Ownership Guidelines

Title	Ownership Target
Chief Executive Officer	5x salary
Chief Legal Officer and Chief Financial Officer	3x salary
President of Fluids Systems	3x salary
Other Division Presidents	2x salary
Other Designated Officers/Executives	1x salary
Nonemployee Directors	5x retainer

Unvested time-based restricted shares or units are counted toward the satisfaction of these guidelines. However, unexercised stock options and unearned performance-based restricted stock units do not count toward satisfaction of these guidelines. In the event of an increase in the annual cash retainer or an increase in the ownership requirement, the executives and non-employee directors have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines.

Compensation governance and risk assessment. A risk assessment of the executive compensation program is undertaken as part of the annual procedures for the Compensation Committee. That process includes assessing:

●	Each aspect of the various components of direct compensation (salary, annual cash incentives, and equity plans); and

●	Metrics used for any performance-based plans.

The risks are assessed for each component and metric, along with consideration being given to alternative compensation approaches. To the extent that risks are identified, the Compensation Committee also considers whether the risks have or can be mitigated through various features of the compensation plans. Further discussion of the risk assessment is contained in the “Executive Compensation” section in this proxy under the heading “Risk Assessment of Compensation Programs.”

Consideration of Advisory Say on Pay Voting Results

The Company asks the stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in the Company’s proxy statement (commonly known as the “Say on Pay” advisory votes). While the Say on Pay votes are advisory votes and are not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say on Pay votes. On an ongoing basis, the Compensation Committee:

●	Monitors the performance of the Company and its senior executives;

●	Makes business determinations concerning what performance goals the Compensation Committee believes are appropriate;

●	Determines what financial incentives are appropriate to incentivize the achievement of these goals; and

●	Designs and modifies the Company’s executive compensation programs as it deems appropriate and consistent with these determinations.

In making its determinations, the Compensation Committee is guided by its obligations to the Company’s stockholders and its business judgment concerning what is in the best interest of the stockholders.

In 2014, the Company’s stockholders voted 99.40% (excluding broker non-votes) in favor of our executive compensation practices as disclosed in the Company’s proxy statement. In advance of the vote at the annual meeting, and otherwise throughout 2014, we have engaged in discussions with and received input from our stockholders regarding executive compensation. Taking into consideration all of the input that we received, and the results of voting on our executive compensation practices, the Compensation Committee did not make any changes to executive compensation for 2014.

The Process of Managing our Executive Compensation Programs

Role of Compensation Committee. The Compensation Committee of the Board of Directors currently consists of five independent non-employee directors, James W. McFarland, PhD (Chairman), Anthony J. Best, G. Stephen Finley, Roderick A. Larson and Gary L. Warren. The non-executive Chairman of the Board, David C. Anderson, attends the meetings of this Committee, but does not vote (except in connection with compensation decisions related to our CEO).

The Compensation Committee operates under a written charter adopted by the Board of Directors on June 11, 2003, and last revised on November 6, 2013. The Compensation Committee charter is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary. In addition to the more specific responsibilities set forth in its charter, the Compensation Committee:

●

Discharges the Board of Directors’ responsibilities with respect to all forms of compensation of our executive officers (although decisions regarding the compensation of the Chief Executive Officer require the participation of all of the independent directors of the Board);

●	Administers our equity incentive plans; and

●	Produces an annual compensation committee report for our proxy statement.

As part of its authority and responsibilities, our Compensation Committee establishes our overall compensation philosophy and reviews and approves compensation for our NEOs. As further explained below, our Compensation Committee approves the specific compensation of our CEO (with the participation of all independent directors of the Board of Directors) and each of our other NEOs. The Compensation Committee reviews the Compensation Committee charter annually to determine if there are any additional compensation or benefits issues it may need to address and to verify that the Compensation Committee has met all its assigned responsibilities for the year. The Compensation Committee also undertakes a “self-evaluation” of its performance on an annual basis. This self-evaluation allows the committee members to assess areas for improvement in the compensation program and processes. The Compensation Committee establishes a calendar annually for specific compensation actions to address throughout the year.

Engagement of an Independent Advisor. The Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants. Since 2012, the Compensation Committee has retained the services of Pearl Meyer and Partners (“PM&P”) to act solely as the consultant for the Compensation Committee. The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent and has no conflict of interest in providing executive compensation consulting services. In making this determination, the Compensation Committee noted that during fiscal 2014:

●

PM&P did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive compensation consulting. Specifically, PM&P does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

●	Fees we paid to PM&P for 2014 were less than 1% of PM&P’s total revenue for the year;

●	PM&P maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

●	None of the PM&P consultants working on Company matters had any business or personal relationship with Committee members;

●	None of the PM&P consultants (or any consultants at PM&P) working on Company matters had any business or personal relationship with any executive officer of the Company; and

●	None of the PM&P consultants working on Company matters directly owned Company stock.

The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Role of executive officers and consultants. While the Compensation Committee determines our overall compensation philosophy and sets the compensation of our CEO and other executive officers, it looks to its compensation consultants, our CEO, CFO, Chief Administrative Officer and Vice President, Human Resources to make recommendations with respect to specific compensation decisions. Our Compensation Committee, without management present, regularly meets in executive session and with its compensation consultants to review executive compensation matters, including market and survey data as well as peer group information.

The CEO’s role in establishing compensation includes making recommendations to the Compensation Committee on performance evaluation, base salary, and both equity and non-equity incentive compensation for executive officers and senior management (other than the CEO). The CEO, CFO, Chief Administrative Officer, and Vice President, Human Resources, as invited guests, also participate in Compensation Committee meetings, from time to time, to provide information regarding our strategic objectives, financial performance, and recommendations regarding compensation plans. Management or the compensation consultants may be asked to prepare information for any Compensation Committee meeting. Depending on the agenda for a particular meeting, these materials may include:

●	Reports on our strategic objectives;

●	Financial reports;

●	Reports on achievement of individual and corporate performance objectives;

●	Information regarding compensation programs and compensation levels for executive officers, directors and other employees at peer companies;

●

Information on the total compensation of the NEOs, including base salary, cash incentives, equity awards, perquisites and other compensation, and any amounts payable upon voluntary or involuntary termination, early or normal retirement, or following a severance with or without a change in control; and

●	Information regarding all non-equity and equity incentive, health, welfare and retirement plans.

Compensation benchmarking relative to market. The Compensation Committee believes that pay practices at other companies provide useful information in establishing compensation levels and recognizes that our compensation practices must be competitive in the marketplace in order to attract, retain and motivate key executive personnel. Benchmarking and aligning base salaries become critical to a competitive compensation scheme because other elements of compensation are affected by changes in base salary.

Accordingly, the Compensation Committee compares compensation levels for the NEOs with compensation levels at companies in an industry peer group. For 2014, the compensation consultants analyzed the executive compensation data in proxy statements of a peer group consisting of publicly traded oilfield services and equipment companies comparable in size to us in annual revenues, market capitalization, enterprise value, and corporate assets. We review the peer group periodically, typically at the end of each calendar year, so that the composition of the peer group continues to include companies whose size and business models are comparable to ours and who are more likely to compete with us for executive talent. We have also taken into account the peer groups utilized by third party proxy advisory services such as ISS and Glass-Lewis.

The following companies were included in the peer group:

The compensation consultant assisted the Compensation Committee in reviewing the compensation paid to executive officers of the peer group of companies. The compensation consultant also provided the Compensation Committee with information regarding compensation programs and compensation levels for companies in the 25th, 50th and 75th percentiles of the compensation for positions similar to those of our executives as reflected in the proxy filings of the companies in our peer group and compensation survey data from general industry and the oilfield services industry.

Where possible, survey results are adjusted to reflect our size, based on annual revenue, and industry. The data is then blended on a weighted basis, which for 2014 was 70% weighted toward the peer group and 30% weighted toward the survey data. The peer group and survey data collectively will be referred to as market data throughout this proxy statement. The compensation consultant also provides advice on compensation trends and types of awards being used for equity incentive compensation.

Targeting market median. The Compensation Committee generally targets the market median for NEO target total direct compensation (i.e., compensation achievable upon attainment of target objectives). However, when determining individual pay levels, the Compensation Committee also considers individual factors, including historical compensation levels, results achieved, experience, potential future contribution, roles and responsibilities. In addition, the Compensation Committee reviews other factors, including competitive pay practices, the relative compensation levels among our executive officers, industry conditions, corporate performance, stockholder input, and the overall effectiveness of the compensation program in achieving desired performance levels. Consequently, individual pay opportunities may vary from the targeted (i.e., market median) level.

Timing and process of compensation decisions. During the first quarter of each year, many compensation decisions are made, but the process of establishing compensation continues throughout the year. After considering the recommendations of our CEO and other members of management, the market data, surveys and analysis provided by its compensation consultants and external market conditions in the first quarter of each year, the Compensation Committee generally adheres to the schedule below:

First Quarter	●	Consider changes to the executive base compensation for the current year.

	●	Review actual performance compared to goals established for cash incentive compensation in the previous year and approve any payments thereunder.

	●	Review performance relative to the targets for our equity incentive awards, if any, and approve any awards that may be issued.

	●	Set individual and company performance goals for cash incentive compensation for the current year.

	●	Consider preliminary plans for equity incentive grants for the current year.

	●	Evaluate the performance of NEOs and begin preparation of this analysis for the stockholders (i.e., for the Compensation Discussion and Analysis).

Second Quarter	●	Consider and approve equity grants of options and restricted stock (performance-based or otherwise).

	●	Establish corporate performance objectives, if any, for NEOs under our equity incentive plans (may also be established in the first quarter).

	●	Report its decisions and recommendations to the Board.

Third Quarter	●	Consider and address any compensation related issues that may arise.

Fourth Quarter	●	Review and approve the total compensation strategy to assure alignment with business strategy.

	●	Review the next year’s salary merit increase budget for all employees (final approval occurs as part of the Board’s budget approval process in the first quarter of the next year).

	●	Review the Compensation Committee’s performance and charter.

	●	Review the compensation totals for each executive as part of the process for assessing executive compensation for compensation decisions.

	●	Review the composition of the peer group.

	●	Engage in a risk assessment of our compensation plans, a process which is led by the compensation consultant.

On an as-needed basis, the Compensation Committee reviews and revises the compensation plans, including cash incentive, equity incentive, special benefit and incentive plans, and provisions of employment and change in control agreements for executives. The Compensation Committee proposes any revisions of the plans to the Board of Directors, which then considers the changes and approves them before the revisions take place (subject to stockholder approval, as applicable). In addition, the Compensation Committee reviews employee health, welfare and retirement plans for design, funding and fiduciary responsibilities on a periodic basis.

Elements of Executive Compensation

Direct Compensation

Base Salary. We provide NEOs with a base salary to compensate them fairly for the services they render throughout the year. As with total compensation, base salaries are designed to be generally competitive with executive salary levels at our peer group companies. The Compensation Committee considers comparable salary information from the market data that is provided by the compensation consultants as well as recommendations made by our CEO for our other executive officers. In addition, the Compensation Committee, in determining the base pay, considers each individual’s performance over time, experience, potential future contribution, role and responsibilities. Consequently, executive officers with higher levels of sustained performance over time and/or executive officers assuming greater responsibilities are paid correspondingly higher salaries.

We generally establish base salary compensation for our NEOs near the median of the compensation reflected in the market data. The actual percentiles of individual base salaries for the NEOs for 2014 were between 92% and 107% of the market median.

Base salaries for 2014 and 2015 were reviewed in February 2014 and 2015, respectively, by the Compensation Committee with approved increases (if any) typically effective April 1 of each year. The Compensation Committee evaluated the performance of our Company, the CEO (this evaluation was performed jointly with the independent directors) and the recommendations of the CEO regarding the other executive officers in addition to considering the individual factors listed above. The Compensation Committee also considered the conditions of the general economy and the energy services markets in particular. On the basis of its review in February 2015, and particularly in view of the declining activity levels in the oil and gas industry, the Compensation Committee (along with the independent directors in the case of the CEO) approved no changes in the base salaries for the NEO’s for 2015. The following table sets forth the base salaries of our NEOs for 2014 and 2015:

Executive	2014 Annualized Salary	2015 Annualized Salary	Percent Increase
Paul L. Howes	$750,000	$750,000	0%
Gregg S. Piontek	$368,500	$368,500	0%
Bruce C. Smith	$416,000	$416,000	0%
Mark J. Airola	$385,000	$385,000	0%
Jeffery L. Juergens	$360,000	$360,000	0%

Annual Non-Equity (Cash) Incentive Compensation. Under our Annual Cash Incentive Plan, NEOs are eligible to receive annual cash bonuses based on achieving corporate and business unit financial goals and individual objectives, consistent with our pay for performance philosophy. The specific performance measures are determined annually by the Compensation Committee. We intend for the plan to:

●	Hold executives responsible for delivering results that contribute to growth in stockholder value;

●	Provide a financial incentive to focus on specific performance targets;

●	Reward NEOs based on individual and company/business unit performance; and

●	Encourage NEOs to continually improve our performance.

Annual incentives are designed to be earned in the range of the market median when individual and corporate objectives are achieved at target and between the market median (i.e., within the market 50th percentile range) and the 75th percentiles when individual and corporate objectives are exceeded. Similarly, the annual incentives are designed to earn below the market median (or even $0) when individual and corporate objectives are not achieved.

●	Target total cash opportunities (base salaries plus target annual incentive opportunities) for the NEOs at the beginning of 2014 were approximately 95% of the market median.

●

Actual total cash (salary plus actual annual incentive earned) for the NEOs was approximately 119% of the market median when taking into account awards earned for performance during 2014 at above target for each of our NEOs.

Note that when comparing the annual incentives for 2014, the market data available assumes performance at the target level and does not include estimates of what was actually paid for 2014 performance among the peer group. Annual cash incentive awards are linked to the achievement of company-wide and business unit quantitative performance goals and can include individual objectives and are designed to place a significant portion (50% - 80%) of total compensation at risk.

The annual cash incentive opportunity (expressed as a percentage of base salary) for each participant is based on his potential to affect operations and/or profitability. In 2014, the threshold, target and over-achievement cash incentive opportunities for the NEOs, expressed as a percentage of base salary are summarized in the table below (along with target award opportunities as approved by the Compensation Committee):

	Incentive Opportunity as a Percent of Salary
Name/Title	Threshold	Target	Over- Achievement
Paul L. Howes	30%	100%	200%
Gregg S. Piontek	19.5%	65%	130%
Bruce C. Smith	19.5%	65%	130%
Mark J. Airola	19.5%	65%	130%
Jeffery L. Juergens	19.5%	65%	130%

Target performance for 2014 was set based on budgeted financial objectives approved by the Board of Directors for the year. The Compensation Committee then established several benchmark levels of performance in the plan to help guide determination of actual awards:

	Below Threshold	Threshold	Target	Over-Achievement	Super Over-Achievement
Percent of Goal Achieved	< 60% of goal achieved	60% of goal achieved	100% of goal achieved	130% of goal achieved	>130% of goal achieved
Percent of Target Bonus Opportunity Earned	0% of target earned	30% of target earned	100% of target earned	200% of target earned	> 200% of target earned

●

We included a “Super Over-Achievement” opportunity in our cash incentive plan for 2014 in order to provide continued incentives for performance beyond the “Over-Achievement.” However, any bonus attributable to performance at the super over-achievement level (to the extent it exceeds $20,000 for an individual) is subject to deferral over the following two years. Super over-achievement awards were calculated by extrapolating the incentive calculation using the slope of the curve between the target level and the over-achievement level.

●	Total bonuses under this plan are also capped at $3 million per participant per year.

●

As part of the process of establishing the slope between target and over-achievement (equally applicable to the super over-achievement level), a sensitivity analyses was utilized by the Compensation Committee to confirm that an appropriate percentage of the total and incremental earnings (EBITDA) generated from performance above the target level and into the super over-achievement level were allocated to the stockholders (approximately 90%, when taking into account all participants in the Annual Cash Incentive Plan, which includes the NEOs and approximately 60 other executives).

The diagram below presents this concept graphically.

2014 Annual Incentive Performance Payout Range. The Compensation Committee looks at the current and prior year’s achievements before setting new performance targets each year. The Compensation Committee intends to set financial performance targets at levels which will challenge the NEOs to achieve. Performance measures and weights applicable to our NEOs in 2014 are presented in the table below:

Non-Equity Incentive Plan Weighting for 2014

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes(1)	Gregg S. Piontek(1)	Bruce C. Smith(2)	Mark J. Airola(1)	Jeffery L. Juergens(3)
Company Financial Performance Objective — Earnings per share	65%	65%	20%	65%	20%
Division Financial Performance Objective — EBIT, Net of Capital Charge (4)			50%		70%
EVOLUTION Financial Performance Objective — Revenue			20%
Return on Net Capital Employed (RONCE)	25%	25%		25%
Discretionary	10%	10%	10%	10%	10%
Total	100%	100%	100%	100%	100%
(1)

Discretionary factors for Messrs. Howes, Piontek and Airola were (i) safety, (ii) strategic plan implementation, (iii) corporate legal entity project, (iv) learning and development training, and (v) Oracle implementation.

(2)

Discretionary factors for Mr. Smith were (i) safety, (ii) learning and development training, (iii) design/approval for new blend plant, (iv) roll-out of the fluid management system and (v) development/approval of deepwater strategy.

(3)

Discretionary factors for Mr. Juergens were (i) safety, (ii) spill containment product launch, (iii) on time and budget construction of the mat plant addition, (iv) successful implementation of Oracle and (v) complete key personnel hiring.

(4)	The capital charge is calculated by multiplying the net capital employed at the business unit by the estimated cost of capital for the Company, established at 12% at the inception of 2014.

2014 Results. The earnings per diluted share achieved for 2014 were $0.85 as compared to the target of $0.78. This level of performance was between the target and over-achievement levels, resulting in a payout at 130% of the target amount for this element of the annual cash incentive. Earnings for purposes of this incentive item were adjusted to remove the gain associated with the sale of the Environmental Services business ($0.23 per fully diluted share) and to add back operating earnings ($0.01 per fully diluted share) from the Environmental Services business before the closing of the sale in March 2014. For purposes of calculating the achievement levels, the full cost of the 2014 cash incentives were included. RONCE for the Company as a whole was 11.0% for 2014 as compared to a target of 10.2%. This level of performance was between the target and over-achievement levels, resulting in a payout at 126% of the target amount for this element of the annual cash incentive.

EBIT, net of the capital charge for the Fluids Systems segment were $24.0 million versus a target of $33.2 million. This represented performance between the threshold and target levels, resulting in a payout at 84% of the target amount for this element of the annual cash incentive plan for Mr. Smith. Revenue on the EVOLUTION high performance water-based fluid system was $251 million for 2014, compared to the target of $179 million, producing a performance level above the over-achievement, and a payout at 234% of the target for this element of the annual cash incentive.

EBIT, net of the capital charge for the Mats and Integrated Services segment was $53.8 million versus a target of $35.4 million. This level of performance was above the over-achievement level, resulting in a payout at 219% of the target amount for this element of the annual cash incentive for Mr. Juergens.

In addition, for 2014, 10% of the bonus opportunity was allocated to discretionary factors, and the Compensation Committee assessed the executives’ performance, on a cumulative basis, between the target and over-achievement levels for the metrics described in the table above.

For 2015, the following incentive plan targets and metrics apply:

Non-Equity Incentive Plan Weighting for 2015

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes	Gregg S. Piontek	Bruce C. Smith	Mark J. Airola	Jeffery L. Juergens
Company Financial Performance Objective — Earnings per share	65%	65%	20%	65%	20%
Division Financial Performance Objective — EBIT, Net of Capital Charge			50%		70%
EVOLUTION Financial Performance Objective — Revenue			20%
Return on Net Capital Employed	25%	25%		25%
Discretionary	10%	10%	10%	10%	10%
Total	100%	100%	100%	100%	100%
Target Bonus Opportunity As a percentage of base salary	100%	65%	65%	65%	65%

In recognition of the difficulty establishing target performance levels for 2015 in the current economic environment for oilfield services (sharp drops in capital spending plans by our customers and a rapid reduction in drilling activities) the Compensation Committee also established the following benchmark levels for determining the actual awards:

	Below Threshold	Threshold	Target	Over-Achievement
Percent of Goal Achieved	< 50% of goal achieved	50% of goal achieved	100% of goal achieved	200% of goal achieved
Percent of Target Bonus Opportunity Earned	0% of target earned	25% of target earned	100% of target earned	200% of target earned

The effect of the changes for 2015 is to provide a lower performance level to achieve entry level incentives, but also reduces the percentage of target incentive compensation paid at the entry level. The changes also significantly increase the level of performance required (200% of the target performance level) for earning an incentive payment at the over-achievement level. The Compensation Committee elected to eliminate the super-overachievement level of performance for 2015, and therefore no incentives will be paid for performance above the over-achievement level.

Equity Incentive Compensation. We provide long-term incentive awards through regular grants of stock options, restricted stock and performance-based restricted stock units to NEOs. Consistent with our compensation philosophy, stock option, restricted stock and performance-based restricted stock units provide NEOs with additional incentives to maximize stockholder value and provide a link between their interests and the interests of our stockholders.

●

Stock options have historically been granted each year as a component of long-term compensation with the size of the grants based on the NEOs responsibility level, base salary and performance. Our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”), and the proposed 2015 Employee Equity Incentive Plan, each provide for stock options to be issued with an exercise price equal to the market value of our common stock on the date of grant, so that optionees will benefit only if the price of our stock appreciates. These awards have been structured to be earned, or vest, over a three-year period.

●

Restricted stock awards have been granted to NEOs since 2003 to further align the interests of executive officers and stockholders. The Compensation Committee decides each year whether to include performance objectives in the awards and, if so, the appropriate targets. The Compensation Committee believes restricted stock grants, including awards without performance criteria, provide value to NEOs during periods of stock market volatility (encouraging executive retention) and facilitate the most direct long-term share ownership by our NEOs. These awards have been structured to be earned, or vest, over a three-year period.

●

Performance-Based Restricted Stock Units were granted to NEOs in 2014 in the form of a relative TSR restricted stock unit. Taking into consideration input from our stockholders, along with the compensation practices of our peer group, the Compensation Committee elected to include these performance-based restricted stock units to further enhance linkage between the performance of our Company and the compensation of NEOs. The TSR awards measure our Company’s share performance relative to a peer group of companies over a three-year period. These awards have been structured to be earned at the completion of a three-year period.

Our practice of regular annual grants provides for multi-year, overlapping grant periods, enhancing alignment with stockholders and encouraging stability and retention of our core leadership team.

In determining appropriate awards, the Compensation Committee periodically reviews competitive market data, each NEOs past performance, ability to contribute to our future success and growth and time in the current job. The Compensation Committee also considers recommendations of the compensation consultants and CEO. The Compensation Committee also takes into account the risk of losing the NEO to other employment opportunities. The Compensation Committee considers the foregoing factors together and makes a subjective determination with respect to awarding equity compensation. The Compensation Committee believes that market competitive grants, along with three-year vesting requirements, are the most effective method of reinforcing the long-term nature of the incentive. The Compensation Committee considers the value of previous awards and grants (whether vested or not) as well as the likelihood of achieving performance goals in previous awards and grants in determining the current year’s awards and grants.

For 2014, the Compensation Committee chose to allocate 50% of the target long-term incentive to time-based restricted stock, 25% allocated to time-based stock options and the remaining 25% to performance-based restricted stock units. The Compensation Committee considered the following in reaching this conclusion:

●

While we maintain that stock options, by their nature, are “performance-based” and aligned with our stockholders’ interests by requiring an increase in the stock price from the date of grant before any value is received by the NEO, for 2014, the Compensation Committee felt that a performance-based long-term incentive would further enhance the link between executive pay and stockholder interests.

●	A review of our compensation structure showed that our program for 2014 was closely aligned with the compensation programs of the companies in our peer group.

●	Providing a program with a balanced mix of performance incentive, retention and stockholder alignment will achieve the desired results of continued success.

Individual equity incentives (as a multiple of base salary) are generally based on a range around the median of the equity incentives reflected in the market data. The individual total direct compensation (target total cash, plus all long-term incentive awards) for the current NEOs for 2014 were between 85% and 107% of the median for the compensation reflected in the combined market data for all named executives and the peer group.

 Equity Incentive Compensation Decisions. The following grants were made on May 21, 2014:

Executive	May 2014 Annual Restricted Stock Grant (# of shares)	May 2014 Annual Stock Option Grant (# of options)	May 2014 TSR Grant (# of shares at maximum payout)
Paul L. Howes	110,491	124,496	73,953
Gregg S. Piontek	29,611	33,365	19,819
Bruce C. Smith	36,214	40,804	24,238
Mark J. Airola	32,656	36,795	21,856
Jeffery L. Juergens	24,910	28,068	16,672

In administering the long-term incentive plan, the Compensation Committee is sensitive to the potential for dilution of future earnings per share. In 2014, 554,641 stock options and 1,009,959 restricted stock awards, restricted stock units, and performance-based restricted stock units were granted to 191 executive officers and employees, or about 7.5% of total employees. The awards were approximately 1.8% of our outstanding shares at the time of grant. For further information regarding the awards to the named executive officers, see the 2014 Grants of Plan-Based Awards Table.

As a general proposition, the higher-level positions have greater emphasis on longer-term incentives. The size of long-term incentive awards will vary from year to year to reflect current year performance of our Company and/or the individual and current market trends. The Compensation Committee determines the award level for executive officers, if any, on an annual basis usually in the first or second quarter each year.

All equity awards to our employees, including executive officers, that have been granted, are reflected in our consolidated financial statements at fair value on the grant date in compliance with Accounting Standards Codification (ASC) Topic 718, “Stock Compensation,” which we refer to as ASC Topic 718.

Indirect Compensation

Employee benefits are designed to be competitive and to attract and retain employees. From time to time, the Compensation Committee reviews our benefit plans and recommends that the Board implement certain changes to existing plans or adopt new benefit plans.

Health and Welfare Benefits. We offer a standard range of health and welfare benefits to all employees, including executive officers. These benefit plans provide the same terms to all similarly situated employees. These benefits include: medical, prescription drug, vision and dental coverage, life, accidental death and dismemberment and travel accident insurance, short and long-term disability insurance, an employee assistance plan, health savings accounts and flexible spending accounts. In addition, we pay the cost of an annual physical for each executive officer and executive officers have excess life insurance for which we pay the premiums. These costs are disclosed in the Summary Compensation Table.

Employee Stock Purchase Plan. We offer an employee stock purchase plan allowing employees to purchase our common stock through payroll deductions under the 2008 Employee Stock Purchase Plan. Employees, including executive officers, can set aside up to 10% of their annual salary to purchase stock at 85% of the fair market value of the stock on the first or last day of each six month offering period, whichever is lower. In 2013 our stockholders approved an amendment to the 2008 Employee Stock Purchase Plan which increased the percentage discount of which an employee could purchase under this plan from 5% to 15%. Executive officers may not set aside more than $25,000 of their salary to purchase shares under this plan in any year. None of our NEO’s participated in this plan in 2014.

401(k) Plan. We offer a defined contribution 401(k) plan to our employees, including executive officers. The plan helps employees save for retirement, reduce current income taxes and defer income taxes on savings and investment income until retirement. The participants may contribute from 1% up to 50% of their base and cash incentive compensation. Our 401(k) plan allows us to make matching contributions and we made matching contributions under this plan of 100% on the first 3% of the employee’s compensation and 50% of the next 3% of the participant’s compensation. Employees are fully vested in employer contributions immediately. During 2014, an employee could contribute up to $17,500, and employees age 50 or older were allowed to make additional catch-up contributions to the plan up to $5,500.

Other Perquisites and Personal Benefits. We do not offer any perquisites or other personal benefits with a value over $10,000 beyond those outlined below to any NEO. Paul L. Howes receives an annual stipend of $20,000 for car allowance and memberships. Mark J. Airola is eligible for reimbursement of 50% of the initiation fee for a personal country club membership up to a maximum of $30,000, but has not accessed that benefit to date. Mr. Airola, Jeffery L. Juergens, and Gregg S. Piontek each receive a car allowance of $1,300 per month. Mr. Smith is provided a company vehicle, the personal use portion of which is included the Summary Compensation Table.

Employment Agreements

Employment Agreement with Paul L. Howes. On March 22, 2006, Mr. Howes entered into an employment agreement with us under which he serves as CEO. This agreement was amended on June 7, 2006 to add a definition for Change in Control. The agreement was amended again on December 31, 2008 to extend the term until March 31, 2011 and make certain changes to the Change in Control provisions to comply with Section 409A of the Internal Revenue Code. As amended, the term of the employment agreement was through March 31, 2011, with automatic renewal thereafter for successive one-year periods ending on each March 31, unless Mr. Howes’ employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Howes is entitled to receive the following compensation and benefits:

●	Annual base salary of $750,000 (as adjusted effective April 1, 2014);

●

An opportunity (as adjusted for 2014) under our executive incentive compensation plan to earn a cash bonus of between 30% and 200% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

●	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

●

Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

●	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

●	Four weeks of paid vacation;

●	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel; and

●	An annual medical examination.

Mr. Howes’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Howes’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Howes in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement.

As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Howes’ performance of his duties, (ii) a detrimental change in Mr. Howes’ duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Howes, (iv) diminution of Mr. Howes’ salary or benefits, (v) our failure to obtain the assumption of Mr. Howes’ employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Howes’ principal place of employment by more than 50 miles (other than to Houston, Texas).

As used in this agreement, “Cause” means (i) conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for an act constituting a felony; (ii) dishonesty, willful misconduct or gross neglect by Mr. Howes of his obligations under his employment agreement that results in material injury to us; (iii) appropriation (or an overt act attempting appropriation) of a material business opportunity of ours; (iv) theft, embezzlement or other similar misappropriation of our funds or property; or (v) failure to follow our reasonable and lawful written instructions or policy with respect to the services to be rendered and the manner of rendering services by Mr. Howes.

In the event Mr. Howes terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Howes will be entitled to (i) an amount equal to two times the amount of his then current base salary; (ii) an amount equal to two times the target bonus under the 2010 Annual Cash Incentive Plan; (iii) full vesting of all time-based restricted stock and options granted as an inducement to employment; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier of (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement services within the two-year period after termination not to exceed $20,000.

Mr. Howes’ Employment Agreement includes a change in control provision which is discussed in the “Executive Compensation” section of this proxy under the heading “Employment Agreements and Change in Control Agreements.”

Employment Agreement with Gregg S. Piontek. On October 18, 2011, Mr. Piontek entered into an employment agreement with us under which he serves as Vice President and Chief Financial Officer. The term of the employment agreement is from November 1, 2011 through October 31, 2014, with automatic renewal thereafter for successive one-year periods, unless Mr. Piontek’s employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Piontek is entitled to receive the following compensation and benefits:

●	Annual base salary of $368,500 (as adjusted effective April 1, 2014);

●

An opportunity (as adjusted for 2014) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

●	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

●	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Piontek;

●	Car allowance;

●	Four weeks of paid vacation;

●	Life insurance equal to three times the executive’s base salary; and

●	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Piontek’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Piontek’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Piontek’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Piontek in advance of the expiration of the initial or any successive employment terms under Mr. Piontek’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Piontek’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Piontek, (iii) diminution of Mr. Piontek’s salary or benefits, (iv) our failure to obtain the assumption of Mr. Piontek’s employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Piontek’s principal place of employment by more than 50 miles from The Woodlands, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Piontek terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Piontek will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Piontek would receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Bruce C. Smith. On April 20, 2007, Mr. Smith entered into an employment agreement with us under which he serves as our Executive Vice President and President of Fluids Systems. The original term of the employment agreement was from April 20, 2007 through April 20, 2010, with automatic renewal thereafter for successive one-year periods, unless Mr. Smith’s employment is terminated by either party giving 60 days written notice. This agreement was amended on December 31, 2012 to address compliance with IRC Section 409A. Under this employment agreement, Mr. Smith is entitled to receive the following compensation and benefits:

●	Annual base salary of $416,000 (as adjusted effective April 1, 2014);

●

An opportunity (as adjusted in 2014) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

●	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

●	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Smith in the performance of his duties;

●	Car allowance;

●	Four weeks of paid vacation; and

●	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Smith’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Smith’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Smith’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Smith in advance of the expiration of the initial or any successive employment terms under Mr. Smith’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Smith’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Smith, (iii) diminution of Mr. Smith’s salary or benefits, or (iv) requiring Mr. Smith to relocate more than 50 miles from Houston, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Smith terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Smith will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Smith will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Mark J. Airola. On September 18, 2006, Mr. Airola entered into an employment agreement with us under which he serves as Senior Vice President, General Counsel and Chief Administrative Officer. The original term of the employment agreement was from October 2, 2006 through October 2, 2009, with automatic renewal thereafter for successive one-year periods, unless Mr. Airola’s employment is terminated by either party giving 60 days’ written notice. This agreement was amended on December 31, 2012 to address compliance with IRC Section 409A. Under this employment agreement, Mr. Airola is entitled to receive the following compensation and benefits:

●	Annual base salary of $385,000 (as adjusted effective April 1, 2014);

●

An opportunity (as adjusted in 2014) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

●	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

●	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Airola in the performance of his duties;

●	Eligibility for reimbursement of country club membership initiation fee of 50% up to $30,000;

●	Relocation expenses up to $50,000;

●	Car allowance;

●	Four weeks of paid vacation; and

●	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Airola’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Airola’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Airola’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Airola in advance of the expiration of the initial or any successive employment terms under Mr. Airola’s employment agreement. As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Airola’s performance of his duties, (ii) a detrimental change in Mr. Airola’s duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Airola, (iv) diminution of Mr. Airola’s salary or benefits, (v) our failure to obtain the assumption of Mr. Airola’s employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Airola’s principal place of employment by more than 50 miles (other than to Houston, Texas). As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Airola terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Airola will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Airola will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Jeffery L. Juergens. On October 15, 2010, Mr. Juergens entered into an employment agreement with us under which he serves as Vice President and President of Mats and Integrated Services. The initial term of the employment agreement is from October 18, 2010 through October 17, 2013, with automatic renewal thereafter for successive one-year periods, unless Mr. Juergens’ employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Juergens is entitled to receive the following compensation and benefits:

●	Annual base salary of $360,000 (as adjusted effective April 1, 2014);

●

An opportunity (as adjusted in 2014) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

●

As an inducement to accept employment with us, an award of 50,000 shares of time-based restricted stock, which vest over a four year period, 50% on the second anniversary of the Employment Agreement and the remaining 50% on the fourth anniversary of the Employment Agreement;

●	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

●	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Juergens;

●	Car allowance;

●	Four weeks of paid vacation;

●	Life insurance equal to three times the executive’s base salary; and

●	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Juergens’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Juergens’ election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Juergens’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Juergens in advance of the expiration of the initial or any successive employment terms under Mr. Juergens’ employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Juergens’ duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Juergens, (iii) diminution of Mr. Juergens’ salary or benefits, (iv) our failure to obtain the assumption of Mr. Juergens’ employment agreement by any successor or assignee of us or (v) requiring Mr. Juergens to relocate more than 50 miles from Lafayette, Louisiana. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Juergens terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Juergens will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Juergens will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Tax and Accounting Implications

Accounting. We account for equity compensation expenses for our employees under the rules of ASC Topic 718 which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period.

Tax Deductibility of Pay. In conducting the compensation programs applicable to our executive officers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless that compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.

Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options and performance-based restricted stock units granted under our stock incentive plan should qualify as performance-based compensation and should not be limited by Section 162(m). Our time-based restricted stock awards would not qualify as performance-based compensation under Section 162(m) and, therefore, will be subject to the deduction limit. To the extent the total of salary and other compensation for any of our applicable executive officers exceeds one million dollars in any year and does not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we have in the past and may from time to time in the future, pay compensation amounts to our executive officers that are not deductible.

Other Tax Implications

Section 409A of the Internal Revenue Code governs the taxation of certain types of “nonqualified deferred compensation.” Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to our executives, including the accelerated income taxation of noncompliant compensation, the imposition of an additional 20% tax on such noncompliant compensation, and the imposition of interest on those taxes. We have taken precautions in the design of our employment agreements (including the severance and change in control provisions), as well as our 2006 Plan and 2010 Annual Cash Incentive Plan and all equity and incentive award agreements, to help ensure compliance with Section 409A and the regulations promulgated thereunder.

 Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2014 were Dr. McFarland (Chairman), Mr. Best, Mr. Finley, Mr. Larson and Mr. Warren. No member of the Compensation Committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2014.

Compensation Committee of the Board of Directors

James W. McFarland, PhD (Chairman)

Anthony J. Best

G. Stephen Finley

Roderick A. Larson

Gary L. Warren

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for the fiscal years ended December 31, 2012, 2013 and 2014.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)		All Other Compensation (3)	Total
Paul L. Howes	2014	$741,250	$1,856,239	$618,982	$960,515		$34,022	$4,211,008
President and Chief	2013	$698,750	$4,293,602	$583,124	$684,038		$33,797	$6,293,311
Executive Officer	2012	$638,750	$557,000	$577,100	$307,516		$33,572	$2,113,938
Gregg S. Piontek	2014	$360,125	$497,466	$165,887	$303,323		$29,070	$1,355,871
Vice President,	2013	$326,250	$461,099	$153,680	$207,598		$30,145	$1,178,772
Chief Financial Officer	2012	$300,000	$239,995	$239,990	$88,263		$30,000	$898,248
Bruce C. Smith	2014	$412,000	$608,392	$202,873	$346,394		$33,917	$1,603,576
Executive Vice President and	2013	$397,500	$596,450	$198,793	$233,597		$32,740	$1,459,080
President of Fluids Systems	2012	$386,250	$380,247	$380,234	$119,591		$32,883	$1,299,205
Mark J. Airola	2014	$376,250	$548,613	$182,941	$316,905		$30,372	$1,455,081
Senior Vice President, General	2013	$346,250	$508,511	$169,484	$203,376		$31,447	$1,259,068
Counsel, Chief Administrative Officer & Secretary	2012	$331,250	$259,623	$259,614	$106,317		$28,842	$985,646
Jeffery L. Juergens	2014	$351,250	$418,485	$139,551	$440,685	(4)	$32,126	$1,382,097
Vice President and	2013	$317,500	$733,273	$128,385	$211,514		$31,901	$1,422,573
President of Mats and Integrated Services	2012	$291,250	$705,135	$169,615	$194,373		$33,268	$1,393,641

(1)

Dollar amount reported reflects the aggregate fair value determined as of the date of award or grant, in each case calculated in accordance with ASC Topic 718. See Note 12, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2014, for the relevant assumptions used in the calculation of these amounts. The amount listed includes grant date fair value for the performance-based restricted stock units based on probable outcome of the underlying performance conditions. The maximum fair values of such awards at the grant date, assuming achievement of the highest level of performance are as follows: Mr. Howes - $928,110; Mr. Piontek - $248,728; Mr. Smith - $304,187; Mr. Airola - $274,293 and Mr. Juergens - $209,234.

(2)	Reflects amounts earned under our 2010 Annual Cash Incentive Plan which were awarded in 2012, 2013 and 2014.

(3)	The amount for “All Other Compensation” includes the following for 2014:

	Paul L. Howes		Gregg S. Piontek		Bruce C. Smith		Mark J. Airola		Jeffery L. Juergens
Physical	$	―	$	―	$	―	$	―	$	―
Life Insurance		$2,322		$1,020		$3,564		$2,322		$4,076
Car Allowance/Personal Use of Company Car	$	―		$15,600		$18,153		$15,600		$15,600
Annual Stipend in accordance with Employment Agreement		$20,000	$	―	$	―	$	―	$	―
Matching Contributions under 401(k)		$11,700		$11,700		$11,700		$11,700		$11,700
Matching Contribution for Health Savings Account	$	―		$750		$500		$750		$750

(4)

Includes $30,675 in incentive attributable to performance in 2014 at the super –overachievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which will be paid in March 2016 and the remainder to be paid in March 2017.

GRANTS OF PLAN-BASED AWARDS IN 2014

The following table sets forth certain information with respect to plan-based awards granted to the named executive officers identified in the Summary Compensation Table during 2014.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of		All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units		Underlying Options	Option Awards	Option Awards(3)
Paul L. Howes	2/20/2014	$225,000	$750,000	$1,500,000	—	—	—	—		—	—	—
	5/22/2014	—	—	—	14,791	49,302	73,953	—		—	—	$618,740
	5/22/2014	—	—	—	—	—	—	110,491	(4)	—	—	$1,237,499
	5/22/2014	—	—	—	—	—	—	—		124,496	$11.20	$618,982
Gregg S. Piontek	2/20/2014	$71,858	$239,525	$479,050	—	—	—	—		—	—	—
	5/22/2014	—	—	—	3,964	13,213	19,819	—		—	—	$165,823
	5/22/2014	—	—	—	—	—	—	29,611	(4)	—	—	$331,643
	5/22/2014	—	—	—	—	—	—	—		33,365	$11.20	$165,887
Bruce C. Smith	2/20/2014	$81,120	$270,400	$540,800				—		—	—	—
	5/22/2014	—	—	—	4,848	16,159	24,238	—		—	—	$202,795
	5/22/2014	—	—	—	—	—	—	36,214	(4)	—	—	$405,597
	5/22/2014	—	—	—	—	—	—	—		40,804	$11.20	$202,873
Mark J. Airola	2/20/2014	$75,075	$250,250	$500,500	—	—	—	—		—	—	—
	5/22/2014	—	—	—	4,371	14,571	21,856	—		—	—	$182,866
	5/22/2014	—	—	—	—	—	—	32,656	(4)	—	—	$365,747
	5/22/2014	—	—	—	—	—	—	—		36,795	$11.20	$182,941
Jeffery L. Juergens	2/20/2014	$70,200	$234,000	$468,000	—	—	—	—		—	—	—
	5/22/2014	—	—	—	3,334	11,115	16,672	—		—	—	$139,493
	5/22/2014	—	—	—	—	—	—	24,910	(4)	—	—	$278,992
	5/22/2014	—	—	—	—	—	—	—		28,068	$11.20	$139,551

(1)

Represents threshold, target and over-achievement payout levels under our 2010 Annual Cash Incentive Plan for 2014 performance-based on annualized salary as of April 1, 2014. Bonuses may be earned beyond the “Maximum” pursuant to the terms of the 2010 Plan referenced above; however any awards in excess of the “Maximum” (to the extent it exceeds $20,000 for an individual) are deferred and paid over the following two years. See “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount actually earned by each named executive officer for 2014 performance.

(2)

The awards reflected in this column represent our relative performance-based restricted stock units which may be earned in an amount equal to 0% to 150% of target based on our relative TSR performance against a specified peer group over the three-year performance period of 2014, 2015 and 2016.

(3)

Dollar amount reported reflects the fair value as of the date of award or grant, in each case calculated in accordance with FASB ASC Topic 718. The amount listed includes grant date fair value of the performance-based restricted stock units based on probable outcome of the underlying performance conditions. See Note 12, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended 2014 for the relevant assumptions used to determine the valuation of our stock awards.

(4)	Represents shares of time-based restricted stock granted under the 2006 Plan. These awards vest one-third annually over three years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul L. Howes	80,000	—		$7.82	6/11/2017	―		―	―		―
	150,000	—		$7.89	6/9/2018	―		―	―		―
	200,000	—		$3.31	6/10/2019	―		―	―		―
	139,225	—		$9.13	6/8/2021	―		―	―		―
	133,334	66,666	(2)	$5.57	6/5/2022	―		―	―		―
	35,840	71,678	(3)	$11.43	6/5/2023	―		―	―		―
	―	124,496	(4)	$11.20	5/21/2024	―		―	―		―
	―	―		―	―	33,333	(5)	$317,997	―		―
	―	―		―	―	68,034	(6)	$649,044	―		―
	―	―		―	―	200,000	(7)	$1,908,000	―		―
	―	―		―	―	110,491	(8)	$1,054,084	―		―
	―	―		―	―	―		―	44,482	(9)	$424,358
	―	―		―	―	―		―	49,302	(9)	$470,341
Gregg S. Piontek	20,000	―		$7.82	6/11/2017	―		―	―		―
	28,100	―		$7.89	6/9/2018	―		―	―		―
	23,390	―		$3.31	6/10/2019	―		―	―		―
	19,246	―		$9.13	6/8/2021	―		―	―		―
	55,448	27,723	(10)	$5.57	6/5/2022	―		―	―		―
	9,446	18,890	(11)	$11.43	6/5/2023	―		―	―		―
	―	33,365	(12)	$11.20	5/21/2024	―		―	―		―
	―	―		―	―	10,000	(13)	$95,400	―		―
	―	―		―	―	14,362	(14)	$137,013	―		―
	―	―		―	―	17,930	(15)	$171,052	―		―
	―	―		―	―	29,611	(16)	$282,489	―		―
	―	―		―	―	―		―	11,723	(9)	$111,837
	―	―		―	―	―		―	13,213	(9)	$126,488
Bruce C. Smith	50,000	―		$7.82	6/11/2017	―		―	―		―
	87,500	―		$7.89	6/9/2018	―		―	―		―
	41,562	―		$3.31	6/10/2019	―		―	―		―
	47,071	―		$9.13	6/8/2021	―		―	―		―
	87,850	43,924	(17)	$5.57	6/5/2022	―		―	―		―
	12,218	24,436	(18)	$11.43	6/5/2023	―		―	―		―
	―	40,804	(19)	$11.20	5/21/2024	―		―	―		―
	―	―		―	―	37,000	(20)	$352,980	―		―
	―	―		―	―	22,755	(21)	$217,083	―		―
	―	―		―	―	23,193	(22)	$221,261	―		―
	―	―		―	―	36,214	(23)	$345,482	―		―
	―	―		―	―	―		―	15,164	(9)	$144,665
	―	―		―	―	―		―	16,159	(9)	$154,157
Mark J. Airola	127,250	―		$3.31	6/10/2019	―		―	―		―
	36,820	―		$9.13	6/8/2021	―		―	―		―
	59,982	29,990	(24)	$5.57	6/5/2022	―		―	―		―
	10,417	20,833	(25)	$11.43	6/5/2023	―		―	―		―
	―	36,795	(26)	$11.20	5/21/2024	―		―	―		―
	―	―		―	―	37,000	(27)	$352,980	―		―
	―	―		―	―	15,537	(28)	$148,223	―		―
	―	―		―	―	19,774	(29)	$188,644	―		―
	―	―		―	―	32,656	(30)	$311,538	―		―
	―	―		―	―	―		―	12,928	(9)	$123,333
	―	―		―	―	―		―	14,571	(9)	$139,007

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffery L. Juergens	32,217	―		$9.13	6/8/2021	―		―	―		―
	39,188	19,594	(31)	$5.57	6/5/2022	―		―	―		―
	7,891	15,781	(32)	$11.43	6/5/2023	―		―	―		―
	―	28,068	(33)	$11.20	5/21/2024	―		―	―		―
	―	―		―	―	25,000	(34)	$238,500	―		―
	―	―		―	―	10,151	(35)	$96,841	―		―
	―	―		―	―	34,773	(36)	$331,734	―		―
	―	―		―	―	30,453	(37)	$290,522	―		―
	―	―		―	―	14,978	(38)	$142,890	―		―
	―	―		―	―	24,910	(39)	$237,641	―		―
	―	―		―	―	―		―	9,793	(9)	$93,425
	―	―		―	―	―		―	11,115	(9)	$106,037

(1)	The market value is based upon the closing stock price of $9.54 as reported on December31, 2014.

(2)	The 66,666 options vest on June9, 2015.

(3)	The 71,678 options vest as follows: 35,839 on June 9, 2015 and 35,839 on June 9, 2016.

(4)	The 124,496 options vest as follows: 41,499 on June 1, 2015, 41,499 on June 1, 2016 and 41,498 on June 1, 2017.

(5)	The 33,333 shares of restricted stock will vest on June 9, 2015.

(6)	The 68,034 shares of restricted stock will vest as follows: 34,017 on June 9, 2015 and 34,017 on June 9, 2016.

(7)	The 200,000 shares of restricted stock will vest as follows: 100,000 on November 6, 2015 and 100,000 on November 6, 2017.

(8)	The 110,491 shares of restricted stock will vest as follows: 36,831 shares on June 1, 2015, 36,830 shares on June 1, 2016 and 36,830 on June 1, 2017.

(9)

The amount shown represents the number of shares achievable at target for our relative TSR performance units which may be earned in an amount equal to 0% to 150% of target based on our relative TSR performance against a specified peer group over the designated three-year performance period.

(10)	The 27,723 options will vest on June 9, 2015.

(11)	The 18,890 options will vest as follows: 9,445 on June 9, 2015 and 9,445 on June 9, 2016.

(12)	The 33,365 options will vest as follows: 11,122 on June 1, 2015, 11,122 on June 1, 2016 and 11,121 on June 1, 2017.

(13)	The 10,000 shares of restricted stock will vest on December 21, 2015.

(14)	The 14,362 shares of restricted stock will vest on June 9, 2015.

(15)	The 17,930 shares of restricted stock will vest as follows: 8,965 on June 9, 2015 and 8,965 on June 9, 2016.

(16)	The 29,611 shares of restricted stock will vest as follows: 9,871 on June 1, 2015, 9,870 on June1, 2016 and 9,870 on June 1, 2017.

(17)	The 43,924 options will vest on June 9, 2015.

(18)	The 24,436 options vest as follows: 12,218 on June 9, 2015 and 12,218 on June 9, 2016.

(19)	The 40,804 options will vest as follows: 13,602 on June 1, 2015, 13,601 on June 1, 2016 and 13,601 on June 1, 2017.

(20)	The 37,000 shares of restricted stock will vest on December 21, 2015.

(21)	The 22,755 shares of restricted stock will vest on June9, 2015.

(22)	The 23,193 shares of restricted stock will vest as follows: 11,597 on June 9, 2015 and 11,596 on June 9, 2016.

(23)	The 36,214 shares of restricted stock will vest as follows: 12,072 on June 1, 2015, 12,071 on June 1, 2016 and 12,071 on June 1, 2017.

(24)	The 29,990 options will vest on June 9, 2015.

(25)	The 20,833 options will vest as follows: 10,417 on June 9, 2015 and 10,416 on June 9, 2016.

(26)	The 36,795 options will vest as follows: 12,265 on June 1, 2015, 12,265 on June 1, 2016 and 12,265 on June 1, 2017.

(27)	The 37,000 shares of restricted stock will vest on December 21, 2015.

(28)	The 15,537 shares of restricted stock will vest on June 9, 2015.

(29)	The 19,774 shares of restricted stock will vest as follows: 9,887 on June 9, 2015 and 9,887 on June 9, 2016.

(30)	The 32,656 shares of restricted stock will vest as follows: 10,886 on June 1, 2015, 10,885 on June 1, 2016 and 10,885 on June1, 2017.

(31)	The 19,594 options will vest on June 9, 2015.

(32)	The 15,781 options will vest as follows: 7,891 on June 9, 2015 and 7,890 on June 9, 2016.

(33)	The 28,068 options will vest as follows: 9,356 on June 1, 2015, 9,356 on June 1, 2016 and 9,356 on June 1, 2017.

(34)	The 25,000 shares of restricted stock will vest on December 21, 2015.

(35)	The 10,151 shares of restricted stock will vest on June 9, 2015.

(36)	The 34,773 shares of restricted stock will vest on December 5, 2016.

(37)	The 30,453 shares of restricted stock will vest as follows: 15,227 on June 6, 2015 and 15,226 on June 6, 2017.

(38)	The 14,978 shares of restricted stock will vest as follows: 7,489 on June 9, 2015 and 7,489 on June 9, 2016.

(39)	The 24,910 shares of restricted stock will vest as follows: 8,304 on June 1, 2015, 8,303 on June 1, 2016 and 8,303 on June 1, 2017.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for the NEOs identified in the Summary Compensation Table with respect to stock options exercised and vesting on time-based restricted shares for the fiscal year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Paul L. Howes	—	—	92,789	$1,112,540
Gregg S. Piontek	—	—	33,509	$392,774
Bruce C. Smith	—	—	42,953	$515,006
Mark J. Airola	147,500	$771,847	32,151	$385,490
Jeffery L. Juergens	—	—	83,301	$880,528

(1)	The value realized on the exercise of stock options is the difference between the market price of our common stock at the time of exercise and the exercise price of the option.

(2)

Dollar values are calculated by multiplying the market price of our common stock on the vesting date by the number of shares vested and does not necessarily reflect the proceeds actually received by the named executive officer.

Risk Assessment of Compensation Programs

The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. As discussed in the Compensation Discussion and Analysis of this proxy statement, the Compensation Committee, with the assistance of management and its consultant, undertook a risk assessment of our compensation programs in 2014. After reviewing and discussing the compensation programs with the Compensation Committee and reviewing the results of those discussions with the Audit Committee of the Board, we believe that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking. While some performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, these award programs represent a modest percentage of the executive employees’ total compensation opportunities and are balanced by other long-term incentives. We believe that these programs appropriately balance risk and the desire to focus employees on specific short-term goals important to our success, and that it does not encourage unnecessary or excessive risk taking.

A significant part of the compensation provided to employees is in the form of long-term equity awards that are important to help further align employees’ interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Employment Agreements and Change in Control Agreements

We have entered into employment agreements with each of our NEOs. See “Employment Agreements” within the Compensation Discussion and Analysis for a summary of these employment agreements and descriptions of compensation elements pursuant to which the amounts listed under the Summary Compensation Table and Grants of Plan-Based Awards in 2014 Table were paid or awarded and the criteria for such payment, including targets for payments of annual incentives, as well as performance criteria on which such payments were based. We have also adopted a change in control benefits policy applicable to our NEOs and have entered into change in control agreements with our NEOs other than Mr. Howes, who receives his benefits under his employment agreement. See “Potential Payments upon Change in Control” below for a summary of these benefits and agreements.

Potential Payments upon Change in Control

On March 7, 2007, the Board, upon recommendation of the Compensation Committee, approved a change in control benefits policy applicable to all of our NEOs and other key executives and employees not to exceed a total of 30. Each of our NEOs are entitled to receive change in control benefits. Receipt of the benefits by the executives and employees is conditioned on a change in control of our Company and the termination of employment under certain circumstances described below (often referred to as a “double-trigger”). Benefits to the executives and other employees under the policy are described below:

●	Payment of accrued but unpaid salary and a prorated annual bonus (at the target level) through the date of termination.

●

A lump sum payment in an amount equal to a multiple of that executive’s (i) base salary, plus (ii) in the case of Mr. Howes, a bonus equal to the highest bonus he received under the Annual Cash Incentive Plan, and in the case of the other executives, a target bonus which will equal the higher of the bonus to which the executive would be entitled under the Annual Cash Incentive Plan for the fiscal year preceding the termination or the highest bonus received by the executive under the incentive plan in the two fiscal years immediately preceding the change of control event. The multiples established under the policy are: three times for the CEO (which has subsequently been modified to 2.99 times in the Amended and Restated Employment Agreement of Mr. Howes), two times for the other executive officers and divisional presidents, and one time for the remaining designated key executives and employees.

●	Full vesting of all options, restricted stock (whether time or performance-based), and deferred compensation.

●	Payment of outplacement fees up to $20,000 for the CEO and from $5,000 to $10,000 for other executive officers, divisional presidents and remaining employees.

●	Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years.

 A change in control will be deemed to occur if:

●

there is a merger or consolidation of our Company with, or an acquisition by us of the equity interests or all or substantially all of our assets of, any other corporation or entity other than any transaction in which members of our Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of twelve months following the transaction;

●	any person or group becomes the direct or indirect beneficial owner of 30% or more of our outstanding voting securities;

●

any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the Nominating and Corporate Governance Committee; or

●

we effect a complete liquidation of our Company or a sale of all or substantially all of our assets unless immediately following any such sale or disposition members of our Board immediately prior to the transaction constitute a majority of the resulting entity for a period of twelve months following the transaction.

Under the policy, an executive or employee shall not be entitled to those benefits unless his employment is terminated, during the period commencing upon the date when we first have knowledge that any person or group has become a beneficial owner of 30% or more of our voting securities or the date we execute an agreement contemplating a change in control and ending two years after the change in control, for any reason other than:

●	death;

●	disability;

●	cause; or

●	resignation without good reason.

We have entered into change in control agreements with the designated executive officers and employees other than Paul L. Howes (whose change in control benefits are included in his employment agreement). The tables below also reflect potential payments to the NEOs upon the termination of their employment under their respective employment agreements.

The tables below reflect the amount of compensation to each of the NEOs as a result of a change in control and termination of that executive’s employment under the terms of the above-described policy or, with respect to Mr. Howes, under his employment agreement. The amount of compensation payable to each NEO upon voluntary termination, voluntary termination for good reason or involuntary not-for-cause termination, termination following a change in control, for cause termination, and termination in the event of death or disability of the executive is shown below. The amounts shown assume that the termination was effective on December 31, 2014 and thus includes amounts earned through that time and are estimates of the amounts which would have been paid to the executives upon their termination on such date. The amounts do not include compensation to which the NEO was otherwise entitled such as previously vested equity awards. The value of the equity compensation awards was based on the closing price of our common stock of $9.54 on December 31, 2014. The actual amounts to be paid out can only be determined at the time of the executive’s separation from us. In the event of death or disability before the annual cash (short-term incentive) is paid, the Compensation Committee has the authority to pay (in full or on a prorated basis) the amount the employee would have received. We have assumed that the Compensation Committee would have authorized the payment of the full award for purposes of the tables below. As of December 31, 2014, none of the executives were eligible for retirement.

Paul L. Howes

Executive Compensation and Benefits	Voluntary Termination on 12/31/14		Voluntary Termination for Good Reason or Termination without Cause on 12/31/14	Termination due to Change in Control on 12/31/14	Termination for Cause on 12/31/14		Termination due to Disability on 12/31/14	Termination due to Death on 12/31/14
Compensation:
Base Salary		−	$1,500,000	$2,242,500		−	$375,000	−
Short-term Incentive (100% of Base Salary)		−	$1,500,000	$4,190,802		−	$750,000	$750,000
Long-term Incentives:
Annual Stock Options		−	−	$264,664		−	−	−
Performance-based Restricted Shares		−	−	$894,699		−	−	−
Time Based Restricted Shares		−	−	$3,929,125		−	−	−
Benefits and Perquisites:
Outplacement		−	$20,000	$20,000		−	−	−
Health & Welfare Benefits		−	$21,722	$43,443		−	−	−
Life Insurance		−	−	$6,699		−	−	−
Life Insurance Proceeds		−	−	−		−	−	$500,000
Disability Benefits per year (1)		−	−	−		−	$120,000	−
401(k) Employer Contribution		−	−	$35,100		−	−	−
Total	$	−	$3,041,722	$11,627,032	$	−	$1,245,000	$1,250,000
(1)	Until no longer disabled or Social Security Retirement age.

Gregg S. Piontek

Executive Compensation and Benefits	Voluntary Termination on 12/31/14		Voluntary Termination for Good Reason or Termination without Cause on 12/31/14	Termination due to Change in Control on 12/31/14	Termination for Cause on 12/31/14		Termination due to Disability on 12/31/14	Termination due to Death on 12/31/14
Compensation:
Base Salary		−	$368,500	$737,000		−	$184,250	−
Short-term Incentive (65% of Base Salary)		−	$239,525	$479,050		−	$239,525	$239,525
Long-term Incentives:
Annual Stock Options		−	−	$110,060		−	−	−
Performance-based Restricted Shares		−	−	$237,889		−	−	−
Time Based Restricted Shares		−	−	$685,955		−	−	−
Benefits and Perquisites:
Outplacement		−	$20,000	$10,000		−	−	−
Health & Welfare Benefits		−	$20,071	$26,762		−	−	−
Life Insurance		−	−	$6,509		−	−	−
Life Insurance Proceeds		−	−	−		−	−	$900,000
Disability Benefits per year(1)		−	−	−		−	$120,000	−
Total	$	−	$648,096	$2,293,225	$	−	$543,775	$1,139,525
(1)	Until no longer disabled or Social Security Retirement age.

Bruce C. Smith

Executive Compensation and Benefits	Voluntary Termination on 12/31/14		Voluntary Termination for Good Reason or Termination without Cause on 12/31/14	Termination due to Change in Control on 12/31/14	Termination for Cause on 12/31/14		Termination due to Disability on 12/31/14	Termination due to Death on 12/31/14
Compensation:
Base Salary		−	$416,000	$832,000		−	$208,000	−
Short-term Incentive (65% of Base Salary)		−	$270,400	$540,800		−	$270,400	$270,400
Long-term Incentives:
Annual Stock Options		−	−	$174,378		−	−	−
Performance-based Restricted Shares		−	−	$298,821		−	−	−
Time Based Restricted Shares		−	−	$1,136,805		−	−	−
Benefits and Perquisites:
Outplacement		−	$20,000	$10,000		−	−	−
Health & Welfare Benefits		−	$7,970	$10,627		−	−	−
Life Insurance		−	−	$4,466		−	−	−
Life Insurance Proceeds		−	−	−		−	−	$500,000
Disability Benefits per year (1)		−	−	−		−	$120,000	−
Total	$	−	$714,370	$3,007,897	$	−	$598,400	$770,400
(1)	Until no longer disabled or Social Security Retirement age.

Mark J. Airola

Executive Compensation and Benefits	Voluntary Termination on 12/31/14		Voluntary Termination for Good Reason or Termination without Cause on 12/31/14	Termination due to Change in Control on 12/31/14	Termination for Cause on 12/31/14		Termination due to Disability on 12/31/14	Termination due to Death on 12/31/14
Compensation:
Base Salary		−	$385,000	$770,000		−	$192,500	−
Short-term Incentive (65% of Base Salary)		−	$250,250	$500,500		−	$250,250	$250,250
Long-term Incentives:
Annual Stock Options		−	−	$119,060		−	−	−
Performance-based Restricted Shares		−	−	$262,340		−	−	−
Time Based Restricted Shares		−	−	$1,001,385		−	−	−
Benefits and Perquisites:
Outplacement		−	$20,000	$10,000		−	−	−
Health & Welfare Benefits		−	$20,072	$26,762		−	−	−
Life Insurance		−	−	$4,466		−	−	−
Life Insurance Proceeds		−	−	−		−	−	$500,000
Disability Benefits per year (1)		−	−	−		−	$120,000	−
Total	$	−	$675,322	$2,694,513	$	−	$562,750	$750,250
(1)	Until no longer disabled or Social Security Retirement age.

Jeffery L. Juergens

Executive Compensation and Benefits	Voluntary Termination on 12/31/14		Voluntary Termination for Good Reason or Termination without Cause on 12/31/14	Termination due to Change in Control on 12/31/14	Termination for Cause on 12/31/14		Termination due to Disability on 12/31/14	Termination due to Death on 12/31/14
Compensation:
Base Salary		−	$360,000	$720,000		−	$180,000	−
Short-term Incentive (55% of Base Salary)		−	$234,000	$468,000		−	$234,000	$234,000
Long-term Incentives:
Employment Stock Options		−	−	−		−	−	−
Annual Stock Options		−	−	$77,788		−	−	−
Performance-based Restricted Shares		−	−	$199,462		−	−	−
Time Based Restricted Shares		−	−	$1,338,128		−	−	−
Benefits and Perquisites:
Outplacement		−	$20,000	$10,000		−	−	−
Health & Welfare Benefits		−	$16,077	$21,436		−	−	−
Life Insurance		−	−	$6,201		−	−	−
Life Insurance Proceeds		−	−	−		−	−	$840,000
Disability Benefits per year(1)		−	−	−		−	$120,000	−
Total	$	−	$630,077	$2,841,015	$	−	$534,000	$1,074,000
(1)	Until no longer disabled or Social Security Retirement age.

Retirement, Disability and Death

An executive officer who retires will be entitled to pay through the last day worked and 401(k) distributions. An executive officer who becomes disabled will be entitled to pay through the last day worked, disability benefits, 401(k) distributions and accidental dismemberment benefits, if applicable. The beneficiary of an executive officer who dies will be entitled to pay through the executive’s last day worked, 401(k) distributions and life insurance proceeds.

The impact of an employee’s retirement, disability or death on outstanding options can vary depending on the stock option plan under which the grants were made. Under our 2006 Plan as well as the proposed 2015 Employee Equity Incentive Plan, upon termination of employment by reason of death or permanent disability, all vested options outstanding may be exercised in full at any time during the period of one year following termination of employment. Upon termination of employment by reason of retirement, all vested options may be exercised in full at any time during the period of 90 days following termination of employment.

Except as otherwise provided by the Compensation Committee in accordance with the 2006 Plan, any unvested restricted stock awards will forfeit if the employee’s employment is terminated due to death or a disability that entitles the employee to receive benefits under our long-term disability plan.

To help us attract more experienced, mid to late career talent, in April 2015 the Compensation Committee of the Board adopted a Retirement Policy applicable to all U.S. employees, excluding NEOs (the Policy is expected to be modified over time to include employees of other countries) to provide for a retirement treatment that is more advantageous for longer tenured employees who are nearing retirement. These changes are effective with awards granted in 2015. In addition, these changes will help us better manage our succession planning to provide career advancement opportunities for developing talent. Currently, grantees forfeit all unvested awards and stock options upon retirement, and have 90 days to exercise vested stock options.

In accordance with this new Retirement Policy, time-based restricted stock or restricted stock units outstanding at the time of retirement will continue to vest according to the vesting schedule. To mitigate the accelerated income tax impact to the grantee upon becoming retirement eligible, we intend to grant restricted stock units in lieu of restricted stock awards. Stock options granted will also continue to vest according to the original vesting schedule and will allow retirees to exercise through the full original term of the awards. During the continued vesting period, the Company maintains the right to claw back unvested awards in the event of a violation of non-compete or non-solicit provisions or other restrictive covenants. For performance-based restricted stock units, the award will be based on actual performance determined at the end of the performance period, but the number of units vesting will be prorated based on the number of full months in which the grantee was employed.

Retirement eligibility under the Retirement Policy is defined as accumulating 70 or more “points”, calculated by adding the age of the employee to his/her full years of service. The minimum age for retirement eligibility under the Retirement Policy is 60 years. This same definition of retirement eligibility will be applied to the 2010 Annual Cash Incentive Plan, which refers to retirement benefits, but did not include, prior to the adoption of the Retirement Policy, a definition of retirement eligibility.

DIRECTOR COMPENSATION

The Compensation Committee regularly reviews the compensation of non-employee directors. The compensation consultant provides the Compensation Committee with industry trends in board compensation and recommends retainers and/or fees based on the peer company proxy information as well as national board market data. The Compensation Committee then makes recommendations to the Board of Directors on the setting of Board compensation.

The following table describes the current compensation arrangements with our non-employee directors:

Annual Cash Retainer Fee (Chairman of the Board)	$130,000
Annual Cash Retainer Fee (other than the Chairman of the Board)	$55,000
Additional Annual Cash Retainer Fee for Audit Committee Chair	$30,000
Additional Annual Cash Retainer Fee for Audit Committee Members	$15,000
Additional Annual Cash Retainer Fee for Other Committee Chairs	$20,000
Additional Annual Cash Retainer Fee for Other Committee Members	$10,000

The fees payable to our non-employee directors are for the fiscal year ended December 31, 2014. All of the non-employee directors’ fees are paid on a quarterly basis (excluding the Chairman of the Board), and all directors (including the Chairman of the Board) are reimbursed for travel expenses incurred in attending Board and committee meetings. Employee directors receive no additional cash consideration for serving as directors or committee members.

Grants under Non-Employee Directors’ Restricted Stock Plan

In June 2014, the stockholders approved the 2014 Non-Employee Director’s Restricted Stock Plan (“2014 Plan”) to replace the Amended and Restated Non-Employee Directors’ Restricted Stock Plan (the “2004 Plan”). The 2014 Plan, similar to the 2004 Plan (as amended), provides that the number of shares granted to each Director upon initial and annual election to the Board is based on a pre-determined dollar value (as defined in the 2014 Plan). For 2014, the pre-determined dollar value for determining the numbers of restricted shares granted was set at $150,000, except for the Chairman of the Board who received an annual grant of restricted shares equal to $170,000, the same level as in 2013. The vesting of the restricted stock remains at one year.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Total
David C. Anderson	$125,833	(3)	$169,994	—	$270,827
Anthony J. Best	$78,971		$149,998	—	$228,969
Jerry W. Box	$54,167		—	—	$54,167
G. Stephen Finley	$105,000		$149,998	—	$254,998
Roderick A. Larson	$78,971		$149,998	—	$228,969
James W. McFarland, Ph.D.	$97,500		$149,998	—	$247,498
Gary L. Warren	$100,000		$149,998	—	$249,998
(1)

Represents the aggregate grant date fair value for restricted stock awards granted to the non-employee directors in 2014. The grant date fair value of the restricted stock awarded in 2014, as determined pursuant to ASC Topic 718, was $11.24 per share. See Note 12, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for fiscal year ended 2014, for the relevant assumptions used to determine the valuation of our stock and option awards.

(2)

The following are the aggregate number of options outstanding under the 2004 Plan that have been granted to each of our non-employee directors as of December 31, 2014: Dr. McFarland — 20,000 and Mr. Warren — 20,000. Messrs. Best, Finley, Larson and Warren and Dr. McFarland each have 13,345 shares of restricted stock outstanding which will fully vest May 22, 2015 and Mr. Anderson currently has 15,124 shares of restricted stock outstanding which will fully vest May 22, 2015.

(3)	Amount shown includes a payment of $25,000 to Mr. Anderson in December 2013 earned for his service to the Board for the first quarter of 2014.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2014, under which our equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	3,415,838	(1)	$7.70	3,832,974	(2)
Equity compensation plans not approved by stockholders	—		$—	—
Total	3,415,838		$7.70	3,832,974
(1)	Includes options issued under the 2008 Employee Stock Purchase Plan, the Amended and Restated Non-Employee Directors’ Restricted Stock Plan and the 2006 Plan.

(2)

Includes 667,212 shares available for issuance under the 2008 Employee Stock Purchase Plan, 918,151 shares available for issuance under the 2014 Non-Employee Directors’ Restricted Stock Plan and 2,247,611 shares available for issuance under the 2006 Plan. If the proposed 2015 Employee Equity Incentive Plan is approved by our stockholders, no further awards will be made under the 2006 Plan.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) allows our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules. Based on the stockholder advisory vote on the frequency of conducting an advisory vote on the compensation of our NEOs that took place at our 2011 Annual Meeting, the Board determined to hold the advisory vote on the compensation of our NEOs annually until the next stockholder vote on the frequency of such advisory vote. Thus, our stockholder advisory vote to approve the compensation of our NEOs occurs annually.

As discussed in the Compensation Discussion and Analysis, our compensation philosophy and objectives are designed to attract, motivate and retain key executives needed to implement our business strategy. We believe that aligning the Company’s short-term and long-term performance with executive compensation is crucial to the Company’s long-term success. We encourage you to read the Compensation Discussion and Analysis, along with the compensation tables and related narrative discussion contained in this proxy statement. The Compensation Discussion and Analysis discusses our executive compensation philosophy and programs and explains the compensation decisions relating to the NEOs.

In particular, stockholders should note the following:

●	Our compensation program places a significant portion of each NEO’s compensation at risk through the use of performance-based pay;

●	The Compensation Committee established stock ownership guidelines for NEOs in order to link the interests of management and our stockholders; and

●

We have further aligned the interests of our stockholders and NEOs by providing a significant portion of their compensation in the form of equity awards thereby ensuring that a portion of our executive compensation is directly determined by appreciation in our stock price and earnings per share growth.

The Compensation Committee and the Board of Directors believe that the policies and programs are effective in implementing our compensation philosophy and are commensurate with the performance and strategic position of the Company. This advisory vote is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this proxy statement. Although this vote is advisory and therefore the outcome of this vote is non-binding on the Company or the Board of Directors, the Compensation Committee of the Board of Directors will consider your decision when setting future compensation for our NEOs.

This advisory stockholder vote, commonly known as “say-on-pay,” gives our stockholders the opportunity to approve or not approve our compensation policies and programs for our NEOs through the following resolution:

“RESOLVED, that the stockholders of Newpark Resources, Inc. APPROVE, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”

The Board of Directors unanimously recommends a vote “FOR” approving the executive officer compensation, as disclosed in this proxy statement.

PROPOSAL NO. 3
APPROVAL OF THE ADOPTION OF
2015 EMPLOYEE EQUITY INCENTIVE PLAN

 Introduction

The 2015 Employee Equity Incentive Plan (the “2015 Plan”) was adopted by the Board of Directors on April 6, 2015, subject to approval by the stockholders at the 2015 Annual Meeting.

The Board of Directors believes that the 2015 Plan and the equity awards available under the plan are important to key elements of our compensation philosophy: pay-for-performance including tying our executive’s and employee’s pay opportunities to variable compensation whose long-term value depends upon our stock price; and, stockholder alignment by closely aligning our executives’ and employees’ compensation opportunities with the interests of our stockholders. The 2015 Plan enables the Compensation Committee to grant to key employees, including executive officers and other corporate and divisional executives, of the Company and its subsidiaries a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards, and performance-based awards.

The Board of Directors recommends that stockholders vote “FOR” the adoption of the 2015 Plan in order to assure that the Company will continue to have the ability to attract, retain and motivate individuals of exception ability.

Summary of Sound Governance Features of the 2015 Plan

The Board of Directors and Compensation Committee believe the 2015 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of shares of our common stock available for issuance under the 2015 Plan is fixed and will not adjust based upon the numbers of shares outstanding.

Fungible share counting. The 2015 Plan includes fungible share counting with the effect that stock options and stock appreciation rights will reduce the number of available shares on a 1 to 1 basis, while full value awards will reduce the number of available shares on a 1.85 to 1 basis.

No liberal change in control definition. The change in control definition in the 2015 Plan is not a “liberal” definition and, for example, would not be achieved merely upon stockholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the 2015 Plan to be triggered.

Stock option exercise prices and SAR grant prices will not be lower than the fair market value of the grant date. The 2015 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

No repricing or exchange without stockholder approval. The 2015 Plan prohibits the repricing of outstanding stock options or stock appreciation rights, or the cancellation of outstanding stock options or stock appreciation rights for cash or awards with an exercise price less than the cancelled award.

Minimum Vesting for Awards to Employees. The 2015 Plan provides that awards are generally subject to a minimum one-year vesting requirement.

“Clawback” provisions. The 2015 Plan contains “clawback” provisions, which provide that to the extent required by applicable law (including without limitation Section 954 of the Dodd-Frank Act), awards shall be subject to clawback, forfeiture or similar requirement.

Summary of the 2015 Plan

The following description of the 2015 Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is attached as Annex A to this Proxy Statement, and should be read in conjunction with the following summary.

Purpose. The purpose of the 2015 Plan is to assist the Company in attracting, retaining and motivating designated employees of the Company and its subsidiaries, and to increase their interest in the success of the Company in order to promote the creation of long-term value for our stockholders by closely aligning the interests of such employees with those of our stockholders.

Administration.  The 2015 Plan is administered by the Compensation Committee, all of whose members are “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” under the corporate governance rules of the NYSE. The members of the Compensation Committee, as of the date of this Proxy Statement are James W. McFarland (Chairman), Anthony J. Best, G. Stephen Finley, Roderick A. Larson and Gary L. Warren. Members of the Compensation Committee are not eligible to receive awards under the 2015 Plan.  The Compensation Committee has complete authority, subject to the express provisions of the 2015 Plan, to, among other things, (i) approve granting awards to our employees and the employees of our subsidiaries, (ii) determine the number of shares subject to awards to be granted to employees, (iii) set the terms and conditions of the awards, (iv) grant waivers of conditions and remove or adjust any restrictions and conditions upon the awards or otherwise amend or terminate an outstanding award, subject, in certain circumstances, to the award holder’s consent, (v) interpret and administer the 2015 Plan, (vi) adopt, amend, modify or rescind rules, regulations, procedures and forms related to the 2015 Plan, (vii) interpret, administer, correct any defect, supply any omission or reconcile any inconsistency in the 2015 Plan or any award agreement or related instrument or agreement thereunder, (viii) determine whether an award has been earned, (ix) authorize any person to execute, on behalf of the company, any agreement or document required to carry out the purposes of the plan, and (x) make all other determinations, deemed necessary or desirable for the administration of the 2015 Plan.

Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated, subject to the provisions of the 2015 Plan and to the extent permitted by applicable law, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company, subject to terms that the Compensation Committee shall determine in any delegating resolutions.

The Compensation Committee will maintain ultimate responsibility for, and control of the operation of the 2015 Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the 2015 Plan to verify that it has been operated and awards have been documented and maintained by our officers in accordance with the directions of the Compensation Committee.

Eligibility.  Only our employees and the employees of our subsidiaries are eligible to participate in the 2015 Plan. Non-employee directors and consultants are not eligible to receive awards under the 2015 Plan. In selecting participants in the 2015 Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the company and supervisor recommendations, for both existing and future employees as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by an agreement in a form (which may be written or electronic) approved by the Compensation Committee.

Shares Available for Awards.  Subject to certain adjustments set forth in the 2015 Plan, the maximum number of shares of common stock that may be issued or awarded under the 2015 Plan will be 6,000,000 if the 2015 Plan proposed herein is approved by the stockholders.

For purposes of implementing the limitation on the maximum number of shares of common stock that may be covered by awards granted under the 2015 Plan, an award of an option or a stock appreciation right in respect of one share of common stock is deemed to be an award of one share of common stock on the date of grant.  Any other award granted under the 2015 Plan that is settled by the issuance of common stock is considered a “full value award” under the provisions of the 2015 Plan and is counted against the number of shares available for awards under the plan as follows. An award of one share of restricted stock, a restricted stock unit or other stock-based award is deemed to be an award of the 1.85 shares of common stock for every one share granted on the date of the grant. With respect to a performance award that is to be settled in shares of common stock, the value of the maximum benefits that may be paid under the performance awards is divided by the fair market value per share of common stock as of the date of grant of the performance award, and each share resulting from such computation is deemed to be an award of 1.85 shares of common stock on the date of grant. To the extent shares cease to be issuable under an award made under the 2015 Plan other than because of the exercise of the award or the vesting of a restricted stock award or similar award, such shares become available under the 2015 Plan for the grant of additional awards in the same amount as they were counted against the limit on the date of grant.  Shares that are issued or delivered upon the exercise or settlement of an award or that cease to be restricted stock upon the vesting of an award of restricted stock, shall no longer be subject to any further grant under the 2015 Plan. As provided in the 2015 Plan, the following shares shall be considered to have been issued under the 2015 Plan and may not again be made available for issuance as awards under the 2015 Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right; (b) shares withheld in satisfaction of the grant or exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to a stock option or stock appreciation right; or (c) shares repurchased on the open market with the proceeds of the stock option exercise price. All shares subject to a stock appreciation right, to the extent exercised, are considered issued regardless of the actual number of shares issued to the participant. In addition, shares subject to awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination of the company or any of our subsidiaries do not reduce the number of shares available for issuance under the 2015 Plan. Shares issued under the 2015 Plan may be either authorized and unissued shares or treasury shares.

Amendment and Termination.  Except with respect to awards then outstanding, if not sooner terminated, the 2015 Plan will terminate on, and no further awards may be made, after April 6, 2025. The Board of Directors may at any time suspend, amend or terminate the 2015 Plan. Stockholder approval is required, however, to increase the number of shares of common stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (i) for the 2015 Plan to continue to qualify under Section 422 of the Internal Revenue Code; (ii) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for awards to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The 2015 Plan authorizes the Compensation Committee to include in awards provisions which permit the acceleration of vesting under certain circumstances.

Repricing.  Except in connection with a corporate transaction (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.

Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the 2015 Plan or any award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit participants to electronically execute applicable plan documents (including award agreements and any required notices under the 2015 Plan) in a manner prescribed by the Committee.

Types and Maximum Number of Awards

Awards under the 2015 Plan may be in the form of stock options (which may be incentive stock options or non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The 2015 Plan imposes individual limitations on the number of shares that may be covered by awards in order to comply with Section 162(m) of the Internal Revenue Code. The maximum number of shares that may be granted in the form of stock options and stock appreciation rights under the 2015 Plan to any one participant in any calendar year is 1,000,000 shares. In addition, the terms of awards (other than options and stock appreciation rights) that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code shall be such that the maximum amount of compensation that may be recognized under such awards by any participant in any calendar year, ignoring for this purpose any acceleration resulting from the participant’s death or disability or from a change in control, may not exceed 1,000,000 shares, if such awards are settled in shares, or the fair market value of that same number of shares if such awards are settled in cash.

Stock Options.  Stock options granted under the 2015 Plan may be either incentive stock options or non-qualified stock options. The exercise price of each stock option must be at least equal to the fair market value of the common stock on the date the stock option is granted. The determination of fair market value of the common stock is based on the closing price for our common stock on the principal exchange or over-the-counter market on which such shares are trading. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.

Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to us, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of common stock owned by the holder of the option, by cashless exercise, or by a combination thereof.

Except as otherwise disclosed below or determined by the Compensation Committee either at the time of grant or thereafter, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in our employ. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by us of any reason for the optionee’s termination for cause and will not be exercisable thereafter.

An employee may receive incentive stock options covering shares of common stock of any value, provided that the value of all such option shares subject to one or more incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000). In addition, in the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of the company and its affiliates, the exercise price at which such option shares may be purchased upon the exercise of such incentive stock options shall be equal to one hundred ten percent (110%) of the fair market value per share of common stock at the time of grant, and such incentive stock option may not be exercised later than five years after the date of grant.

Restricted Stock.  The Compensation Committee may grant to any participant common stock, which we refer to as restricted stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of restricted stock. Each participant who is awarded restricted stock will be required to enter into an agreement with us, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the 2015 Plan as the Compensation Committee determines appropriate. Generally, the restrictions on restricted stock will lapse over a period of time, which we refer to as the restriction period, as specified by the Compensation Committee and set forth in the award agreement. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting and to otherwise waive or adjust restrictions applicable to awards of restricted stock.

The Compensation Committee will determine the manner in which the restricted stock granted under the 2015 Plan will be evidenced. If certificates representing restricted stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock, that we retain physical possession of the certificates, and that the participant deliver a stock power to us, endorsed in blank, relating to the restricted stock. Any uncertificated shares of restricted stock will be held at the Company’s transfer agent in book entry form or held for the benefit of the participant by a broker engaged by the Company to provide such services for the 2015 Plan.

Unless otherwise set forth in the award agreement, a participant holding restricted stock shall be entitled to receive (i) any regular cash distributions declared and paid with respect to shares subject to an award of restricted stock, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to a restricted stock award. In the case of restricted stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, the participant for a specified future period, such dividends and distributions shall be paid to the participant at the same time they are paid to our stockholders unless otherwise provided in the award agreement; provided that, if any such dividends or distributions are paid in shares or other securities, such shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the restricted stock with respect to which such shares or other securities have been distributed. In the case of restricted stock, the vesting of which is conditioned on the achievement of performance criteria, such dividends and distributions shall be withheld by us and shall vest and be paid only if and to the extent, and at the time, the underlying shares of restricted stock shall vest.  To the extent dividends or distributions are withheld with respect to shares of restricted stock that are forfeited, the dividends and distributions shall also be forfeited.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.

Restricted Stock Units.  The Compensation Committee may make awards of restricted stock units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted restricted stock units shall not have any of the rights of a stockholder with respect to the shares subject to the award of restricted stock units, including any right to vote or to receive other distributions on the shares, until the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.

At the time of grant of each award of restricted stock units, the Compensation Committee will determine the restriction period that will apply to the award and will specify the maturity date applicable to each grant of restricted stock units. During the restriction period, restricted stock units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the restriction period, the restricted stock units subject to the restriction period will become null and void, and the participant will forfeit all rights with respect to the award.

Subject to the terms of the 2015 Plan and award agreement, on the maturity date, we will deliver to the participant one share of common stock for each restricted stock unit scheduled to be issued on that date and not previously forfeited.

If the award agreement so provides, a participant holding restricted stock units shall be entitled to receive, but only if, to the extent, and at the time that the restricted stock units vest and are settled, (i) any regular cash distributions declared and paid with respect to shares subject to a restricted stock unit, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to an award of restricted stock. In the case of restricted stock units, the vesting of which is conditioned on the achievement of performance criteria, any such dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the restricted stock units shall vest. Dividends or distributions relating to any forfeited restricted stock units shall also be forfeited.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock units that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.

Stock Appreciation Rights.  The Compensation Committee may make awards of stock appreciation rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A stock appreciation right confers on the participant the right to receive in shares of common stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price for the stock appreciation right, with respect to every share for which the stock appreciation right is granted. We refer to this value as the SAR settlement value. At the time of grant, the stock appreciation right must be designated by the Compensation Committee as either a tandem stock appreciation right or a stand-alone stock appreciation right. If not so designated, it will be deemed to be a stand-alone stock appreciation right. A tandem stock appreciation right is a stock appreciation right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem stock appreciation right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem stock appreciation right for a like number of shares. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, tandem stock appreciation rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, stand-alone stock appreciation rights will be subject to the same terms and conditions generally applicable to non-qualified stock options as set forth in the 2015 Plan.

The exercise price of each stock appreciation right will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date of grant. The term of each stock appreciation right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. The Compensation Committee also determines the circumstances under which a stock appreciation right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each stock appreciation right may be exercised in whole or in part (but not as to fractional shares) by delivering an executed notice of exercise (which maybe in electronic format) to us. The Compensation Committee may provide for stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the stock appreciation right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR settlement value for each share as to which the stock appreciation right has been exercised. We will pay the SAR settlement value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the stock appreciation rights that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.

Other Stock-Based Awards.  The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the 2015 Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (i) involve the transfer of restricted or unrestricted shares of common stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based or service-based vesting requirements, (iii) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (iv) be designed to comply with applicable laws of jurisdictions other than the United States, and (v) be designed to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code; provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of common stock that is specified in the award agreement. In the case of other stock-based awards, the vesting of which is conditioned on the achievement of performance criteria, if the award agreement provides participants with dividend rights, any dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the other stock-based awards shall vest. Dividends or distributions relating to any forfeited other stock-based awards shall also be forfeited.

Performance-Based Awards.  The Compensation Committee may make an award pursuant to the 2015 Plan conditioned upon the attainment of performance goals relating to one or more business criteria. At the beginning of the award period, the Compensation Committee will set forth the performance criteria based upon our business and financial objectives during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.

For purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, the performance criteria will (i) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain” as of the date of the grant, and (ii) relate to one or more of the following performance measures:

●	revenues or net sales;

●	earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis;

●	return on equity, investment, capital or assets;

●	margins;

●	one or more operating ratios;

●	borrowing levels, leverage ratios or credit ratings;

●	market share;

●	capital expenditures;

●	cash flow;

●	stock price, growth in stockholder value relative to one or more stock indices or total stockholder return;

●	budget and expense management;

●	working capital turnover and targets;

●	sales of particular products or services, market penetration, geographic expansion or new concept development;

●	customer acquisition, expansion and retention;

●	acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like;

●	reorganizations, recapitalizations, restructurings and financings (debt or equity);

●	transactions that would constitute a “change in control”; or

●	any combination of the foregoing.

Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any performance criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, subsidiary or business segment of the company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the award. During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations which are set forth in the 2015 Plan.

Adjustments Upon Certain Events.  In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in our common stock without receipt or payment of consideration, affects the common stock, then the Compensation Committee will adjust, as it deems to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made available under the 2015 Plan, any or all of (i) the number and kind of shares of common stock, or other securities, with respect to which an award may be granted under the 2015 Plan; (ii) the number and kind of shares of common stock subject to outstanding awards; (iii) the grant, exercise or other purchase price per share under any outstanding awards; and (iv) the terms and conditions of any outstanding awards. No such adjustments may change the value of the benefits available under a previously granted award (i) if the effect would be to increase the value of the benefits available under such award, without the approval of the stockholders if such is required by the 2015 Plan or applicable laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such awards, without the participant’s consent to that adjustment.

If a change in control occurs, unless otherwise provided in the award agreement or other employment, severance or change in control agreement approved by the Compensation Committee to which the a participant is a party, in which case such agreement shall control, the Compensation Committee may provide for one or more of the following actions or combination of actions with respect to some or all of the outstanding awards: (i) acceleration of the vesting and the time at which awards may be exercised; (ii) the assumption of awards, or portion of awards, by any successor or survivor corporation, or a parent or subsidiary thereof, or the substitution of awards covering the stock of any successor or survivor corporation, for then outstanding awards, with appropriate adjustments to the number and kind of shares and grant; (iii) the mandatory surrender for cancellation of any outstanding awards and the purchase of the surrendered awards for any amount of cash, securities or other property equal to the excess of the fair market value of the vested shares of common stock immediately prior to the change in control; and (iv) the termination of any award, or portion thereof, concurrently with the closing or other consummation of the change in control transaction.

A change in control in the 2015 Plan is defined to include any of the following:

●

any election of directors takes place and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors or its nominating committee immediately preceding such election;

●

the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction;

●

one or more occurrences or events as a result of which any “person” becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of our then outstanding securities; or

●

a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests or all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction.

Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Internal Revenue Code and payable upon a change in control, the term “change in control” shall mean any such event described above but only if it also constitutes a “change in control event” within the meaning of the applicable Treasury Regulations promulgated under Section 409A.

Transferability.  Except as otherwise provided in the 2015 Plan, no award and no right under the 2015 Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime, an award requiring exercise may be exercised only by such participant (or in the event of a disability, on behalf of such participant). Awards, other than incentive stock options and stock appreciation rights granted in tandem therewith, may be transferred to one or more transferees during the lifetime of the participant, and may be exercised by such transferee, only if and to the extent the transfers are permitted by the Compensation Committee in its sole discretion. Any attempted transfer of an award in violation of the 2015 Plan is prohibited and will be ineffective.

Effect of Adoption of 2015 Plan on Other Plans. If the 2015 Plan is approved by our stockholders, no further awards will be granted under the Company’s Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”); provided that all awards granted by the Company prior to the stockholder approval of the 2015 Plan shall remain in full force and effect and shall continue to be governed by the 2006 Plan.

New Plan Benefits

The actual amount of awards to be granted under the 2015 Plan is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. In addition, the specific performance criteria and targets are selected each year by the Compensation Committee.

Summary of Federal Income Tax Consequences

The following summary is intended as a general guide to the U.S. federal income tax consequences under current law for certain awards under the 2015 Plan, and does not attempt to describe all possible federal or other tax consequences of participation in the 2015 Plan or tax consequences based on particular circumstances.

Tax Consequences to Participants

Incentive Stock Options.  Stock options granted under the 2015 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are non-qualified stock options and are not eligible for the tax benefits applicable to incentive stock options.

An optionee recognizes no gross income for federal income tax purposes (“taxable income”) upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in our employ at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled), unless the alternative minimum tax rules apply. Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the option shares at the exercise date over the exercise price may be treated as alternative minimum taxable income for purposes of the alternative minimum tax.

Gain recognized upon a disposition of the option shares generally will be treated as long-term capital gain as long as the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. If both of these conditions are not satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the option shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares are held more than 12 months. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of common stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee did not satisfy certain holding periods.

Shares of common stock acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option, plus any amount the participant is required to include as ordinary income from a disqualifying disposition of stock. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of common stock.

Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of non-qualified stock options.

Non-Qualified Stock Options.  An optionee recognizes no taxable income upon the grant of a non-qualified stock option. In general, upon the exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the exercise date over the exercise price.

Shares of common stock acquired upon the exercise of a non-qualified stock option by the payment of cash will have a basis equal to the exercise price of the stock option. Different rules apply if an optionee exercises a non-qualified stock option by surrendering previously owned shares of common stock.

The optionee will be subject to income tax withholding at the time the optionee recognizes ordinary income (i.e., the exercise date). Generally, we will be entitled to a tax deduction at the same time the optionee recognizes income and in the same amount.

Restricted Stock.  The tax consequences of a grant of restricted stock depend upon whether or not the participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.

If no election is made under Section 83(b), the participant will not recognize taxable income at the time of the grant of the restricted stock. Instead, if the restrictions on the restricted stock lapse, the participant will recognize compensation taxable as ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the underlying stock as of the same date, less the purchase price, if any, paid by the participant.

If an election is made under Section 83(b), the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the fair market value of the underlying stock (determined without regard to any of the restrictions) on the date of the grant, less the purchase price, if any, paid by the participant. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.

Restricted stock granted under the 2015 Plan may or may not include rights to dividends payable on the underlying shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of their receipt.

The participant will be subject to income tax withholding at the time when ordinary income (including any dividends taxed as ordinary income, other than dividends on restricted stock with respect to which an election was made under Section 83(b)) is recognized. Subject to the restrictions under Section 162(m)of the Internal Revenue Code, discussed below, generally we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount (excluding any dividends on restricted stock with respect to which an election was made under Section 83(b)).

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. In the case of restricted stock, the holding period begins when the restrictions lapse if the participant did not make an election under Section 83(b) or, if the participant did make such an election, on the date of the grant of restricted stock.

Restricted Stock Units.  A participant will not recognize taxable income upon the grant of a restricted stock unit. Instead, if the restrictions under the restricted stock unit lapse, the participant will recognize compensation taxable as ordinary income on the date the underlying shares of stock are issued in settlement of the vested award, and the amount of such ordinary income will be equal to the fair market value of the underlying shares as of the same date

The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally the Company will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period for shares from restricted stock units begins upon receipt of the shares after the restrictions on the restricted stock units have lapsed.

Stock Appreciation Rights.  A participant does not recognize taxable income upon the grant of a stock appreciation right. When a stock appreciation right is exercised, in general, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

The participant will be subject to income tax withholding at the time when ordinary income is recognized. Generally, we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Other Stock-Based Awards.  The timing of taxable income to a participant who is granted other stock-based awards depends on the individual award and whether any restrictions or conditions are placed upon the award when granted.

Performance Based Awards.  A participant will not recognize taxable income upon the grant of a performance based award. Rather, taxation will be postponed until the performance based award becomes payable, generally upon the participant’s attainment of performance criteria. At that time, the participant will recognize compensation taxable as ordinary income in an amount equal to the value of the amount payable.

The participant will be subject to income tax withholding when ordinary income is recognized and, generally, we will be entitled to a tax deduction at the same time and in the amount of the income recognized.

Withholding.  A participant will be required to pay to us, or make arrangements satisfactory to us, to satisfy all federal, state and other withholding tax requirements related to awards under the 2015 Plan. We may permit or require a participant to satisfy tax withholding obligation by paying cash, by withholding an amount from the participant’s cash compensation, by withholding shares from shares of common stock issued or that vest under the award, or by any other method deemed appropriate by the Compensation Committee. The use of our shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined.

Section 409A.  Section 409A of the Internal Revenue Code governs the taxation of certain types of compensation, including compensation from certain awards authorized under the 2015 Plan. Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to a participant in the 2015 Plan, including the accelerated recognition and taxation of noncompliant compensation, the imposition of an additional 20 percent tax on such noncompliant compensation, and the imposition of interest on those taxes. The Compensation Committee and Board of Directors have taken steps to help ensure compliance with Section 409A and the regulations thereunder.

Minimum Vesting for Awards to Employees. Except as otherwise provided in an award agreement in connection with a change in control or a participant’s death or disability, (i) no performance-based vesting condition shall be based on performance over a period of less than one year, and (ii) no service-based vesting condition shall lapse more quickly than one year from the date of grant of the award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the award agreement).

Excess Parachute Payments.  If any award under the 2015 Plan is granted or modified in connection with a change in control, or if the vesting or payment of an award under the 2015 Plan is accelerated, directly or indirectly, by or in connection with a change in control, the award may be deemed to give rise to an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, which would result in the imposition of a 20 percent nondeductible excise tax on the participant.

Tax Consequences to the Company

In general, under Section 162(m) of the Internal Revenue Code, compensation paid by a public corporation to its chief executive officer or generally any of its three most highly compensated executive officers (excluding the chief executive officer and chief financial officer) who are employed on the last day of any given year is not deductible to the extent it exceeds one million dollars for any year. Compensation resulting from awards under the 2015 Plan may be subject to this deduction limit. Under Section 162(m), however, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. Based on current interpretive authority, we believe compensation generated in connection with the exercise of options and stock appreciation rights, as well as lapse of restrictions by the attainment of performance goals for performance based awards granted under the 2015 Plan should qualify as performance-based compensation and should not be limited by Section 162(m). To the extent the total salary, other compensation and compensation recognized from awards under the 2015 Plan to any applicable executive officers exceed one million dollars in any year and do not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we may from time to time in the future, make award payments under the 2015 Plan to executive officers that are not deductible.

In addition, if any award is granted under the 2015 Plan or modified in connection with a change in control, or if the vesting or payment of an award under the 2015 Plan is accelerated, directly or indirectly, by a change in control, all or a portion of the compensation from that award may be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which would cause that compensation to be non-deductible by us.

Interests of Certain Persons in the Proposal

To the extent our executive officers may in the future receive awards under the 2015 Plan, they may be deemed to have an interest in the 2015 Plan.

The Board of Directors unanimously recommends that you vote “FOR” approval of the adoption of the 2015 Employee Equity Incentive Plan.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, the “Deloitte Entities”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. One or more representatives of the Deloitte Entities are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.

The Audit Committee is directly responsible for selecting and retaining our independent registered public accounting firm. Although action by the stockholders is not required for the appointment, given the critical role played by the independent registered public accounting firm, we are providing stockholders the opportunity to express their views on this matter. If the stockholders fail to ratify the appointment of the Deloitte Entities, the Audit Committee will reconsider the appointment, but the Audit Committee may elect to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of our Company and our stockholders.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015.

Independent Registered Public Accounting Firm Fees

The Deloitte Entities were appointed to serve as our independent registered public accounting firm for the fiscal years ended December 31, 2013 and 2014. The following table sets forth the fees billed to us for professional audit services rendered by the Deloitte Entities for the years ended December 31, 2013 and December 31, 2014.

	2013		2014
Audit Fees(1)		$1,566,000		$1,591,000
Audit-Related Fees(2)		$94,000		$94,000
Tax Fees(3)		$62,000		$50,000
All Other Fees(4)	$	−	$	−
Total		$1,722,000		$1,735,000

(1)

Audit fees consist primarily of fees for (i) the audit of our annual financial statements, (ii) review of financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal control over financial reporting, and (iv) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)

Audit-related fees consist primarily of fees for professional services rendered in connection with the application of financial accounting and reporting standards, review of registration statement and proxy related materials and access to an online research tool.

(3)	Tax fees consist of fees for tax compliance, tax planning and tax advice.

(4)

All Other Fees are fees for any service not included in the first three categories. Indicates fees for services related to the quality assurance review of our internal audit department and certain acquisition related matters. All services were approved by the Audit Committee.

Pre-Approval Policies Regarding Audit and Non-Audit Fees

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Prior to performing any audit services, the independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent registered public accounting firm to perform the audit.

For non-audit services, our management will submit to the Audit Committee for approval the list of non-audit services recommended by management which the Audit Committee should engage the independent registered public accounting firm to provide for the fiscal year. Prior to the performance of any of these services, our management and the independent registered public accounting firm each will confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process and the fees for services performed to date.

As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee to provide for the prompt handling of unexpected matters. The Chairman will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.

All services performed by our independent registered public accounting firm in 2013 and 2014 were approved in accordance with the Audit Committee’s pre-approval policies.

AUDIT COMMITTEE REPORT

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of five independent directors who satisfy the requirements of independence established by NYSE listing standards and the SEC. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable SEC rules and NYSE listing rules, and that each of Mr. Finley and Dr. McFarland is an “audit committee financial expert” as defined by applicable SEC rules.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Management has primary responsibility for our financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Our independent registered public accounting firm, the Deloitte Entities, is responsible for expressing an opinion on whether the Company’s consolidated financial statements present fairly, in all material respects, the financial position of the Company in accordance with accounting principles generally accepted in the United States. Additionally, the Deloitte Entities are responsible for expressing an opinion regarding the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent registered public accounting firm.

In keeping with that responsibility, the Audit Committee meets regularly with management and the independent registered public accounting firm. Meetings with the independent registered public accounting firm are held both with and without management present, and the independent registered public accounting firm has direct access to the Audit Committee to discuss the scope and results of its work and its comments on the adequacy of internal controls and the quality of financial reporting. The Audit Committee met eight (8) times during the year ended December 31, 2014.

The Audit Committee reviewed, with the independent registered public accounting firm, the overall scope and plans for its audits. The Audit Committee has also reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended 2014 and internal controls over financial reporting with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed in accordance with professional standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from our Company and our management. The Audit Committee also reviewed the non-audit services provided by the independent registered public accounting firm and concluded that the provision of those services is compatible with its independence.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which we refer to as the 2014 Annual Report, in a timely fashion with the SEC in 2015. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2014 Annual Report. The Audit Committee also engaged the Deloitte Entities as our independent registered public accounting firm for the 2015 fiscal year. See above under the heading “Ratification of Appointment of Registered Public Accounting Firm” for additional information on the decision to again appoint the Deloitte Entities as our independent registered public accounting firm.

Audit Committee:

G. Stephen Finley, Chairman

Anthony J. Best

Roderick A. Larson

James W. McFarland, Ph.D.

Gary L. Warren

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered for inclusion in our proxy materials for the 2016 Annual Meeting of Stockholders must be received by us by December 12, 2015. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. Any proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act as well as the procedures in our bylaws, and must include a brief description and text of the proposal, the name and address of the stockholder submitting the proposal, the class and number of shares of stock owned by that stockholder, and any material interest of the stockholder in the proposal.

For proposals not intended to be submitted in next year’s proxy statement, but sought to be presented at our 2015 Annual Meeting of Stockholders, our bylaws provide that stockholder proposals, including director nominations, must be received at our principal executive offices no later than ninety (90) days prior to the date of our annual meeting; provided, that if the date of the annual meeting was not publicly announced more than one hundred (100) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was communicated to the stockholders. In addition, proxies to be solicited by the Board for the 2015 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we received notice of such proposal not later than March 2, 2015. A copy of our bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

SEC rules and regulations provide that if the date of our 2016 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2015 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2016 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2016 Annual Meeting. Upon determination by us that the date of the 2016 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2015 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of those reports furnished to us and written representations from our executive officers and directors, we believe that our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements in 2014, except that Lee Ann Kendrick had one delinquent filing on Form 4 which was subsequently filed on January 22, 2014.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

SHARING AN ADDRESS

All stockholders of record as of the record date will receive a copy of our Notice of Internet Availability of Proxy Materials. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Notice of Internet Availability of Proxy Materials. This process, by which only one Notice of Internet Availability of Proxy Materials is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Notice of Internet Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.

COPIES OF THIS PROXY STATEMENT AND THE 2014 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, ARE AVAILABLE PROMPTLY WITHOUT CHARGE BY CALLING (281) 362-6800, OR BY WRITING TO CORPORATE SECRETARY, NEWPARK RESOURCES, INC., 9320 LAKESIDE BOULEVARD, SUITE 100, THE WOODLANDS, TEXAS 77381. If you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, you also may request orally or in writing to receive a single copy by calling (281) 362-6800, or writing to Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. However, if you wish to receive a paper proxy and voting instruction form or other proxy materials for participation and voting in this year’s annual meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials sent to you.

OTHER MATTERS

We do not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

ANNEX A

NEWPARK RESOURCES, INC.

2015 EMPLOYEE EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose.	1

2.	Definitions.	1

3.	Administration of the Plan.	1

4.	Number of Shares Issuable in Connection with Awards.	4

5.	Eligibility and Participation.	5

6.	Award Agreements.	6

7.	Options.	6

8.	Restricted Stock.	9

9.	Restricted Stock Units.	11

10.	Stock Appreciation Rights.	12

11.	Other Stock-Based Awards.	13

12.	Performance Based Awards.	14

13.	Restrictions on Transfer.	16

14.	Withholding and Other Tax Provisions.	17

15.	Effect of Certain Corporate Changes and Changes in Control.	18

16.	Regulatory Compliance.	20

17.	Amendment or Termination of the Plan.	21

18.	Term of the Plan.	22

19.	No Right to Awards or Continued Employment.	22

20.	Effect of Plan Upon Other Awards and Compensation Plans.	22

21.	General Provisions.	22

-i-

NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN

1.             Purpose.

This Newpark Resources, Inc. 2015 Employee Equity Incentive Plan is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the creation of long-term value for the Company’s stockholders by closely aligning the interests of Employees with those of the Company’s stockholders. The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.             Definitions.

In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defined terms used in the Plan and sets forth certain operational rules related to those terms.

3.             Administration of the Plan.

3.1     General. The Plan shall be administered by the Compensation Committee. Each member of the Compensation Committee shall be a “non-employee director” as that term is defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) and an “independent director” under the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Compensation Committee shall be invalid if this requirement is not met. The Compensation Committee shall select one of its members as chairman and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall be governed by the provisions of the Company’s bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors. The Compensation Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.

3.2     Authority of the Compensation Committee. The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan. Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:

(a)     interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)     adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;

(c)     select, subject to the limitations set forth in this Plan, persons to receive Awards;

(d)     determine the number of Shares subject to Awards, the Fair Market Value of a Share of Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting requirements, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;

(e)     determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;

(f)     grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date or conditions upon which any Award becomes vested, exercisable or transferable and extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including extending the period following the termination of a Participant’s employment during which any Award may continue to vest, remain outstanding or be exercised (but not beyond the original maximum term of such Award);

(g)     amend any outstanding Award Agreement, including for the purpose of modifying the time, manner or conditions of vesting, exercise or settlement; provided, however, that if any provision of any such amendment would materially and adversely affect the rights of the Participant under the affected Award, the amendment shall not be effective without the Participant's consent to that provision; and provided further that no Option or Stock Appreciation Right may be amended or terminated to reduce the exercise price of such Option or Stock Appreciation Right except in accordance with Section 21.4;

(h)     interpret, administer, correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Award, any Award Agreement or any related instrument or agreement;

(i)     determine whether an Award has been earned;

(j)     to authorize any person to execute, on behalf of the Company, any agreement or document required to carry out the purposes of the Plan; and

(k)     make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

3.3     Delegation of Authority. Any of the powers and responsibilities of the Compensation Committee may be delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder. In addition, the Compensation Committee may, subject to the following provisions and to the extent permitted by Applicable Law, delegate some or all of its authority and powers under the Plan, including the authority to grant Awards under the Plan, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company; provided, however, that (a) the Committee may not delegate its authority to (i)  make awards to any Employee (A) who is, or is expected to become a Section 16 Insider, or (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m), (ii) interpret the Plan or any Award, or (iii)  amend any Award or accelerate the vesting or lapse of any restrictions on any Award, and (b) any delegation of authority to an officer of the Company shall be subject to the provisions of Section 157 of the Delaware General Corporation Law. Any action taken by any such subcommittee, committee of the Board of Directors or officer within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, to the extent consistent with the terms and limitations of such delegation, references in the Plan to the Compensation Committee shall include any such officer or Employee. In addition, the Compensation Committee may delegate to one or more officers or Employees, subject to such terms as the Compensation Committee may determine, the authority to perform such administrative functions as determined necessary or appropriate by the Compensation Committee. Any delegation hereunder shall be subject to such other restrictions and limitations that the Compensation Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Compensation Committee to delegate authority as herein provided and the Compensation Committee may at any time rescind the authority delegated hereunder.

3.4     Monitoring Awards. Notwithstanding any delegation of authority by the Compensation Committee pursuant to Section 3.3, it shall maintain ultimate responsibility for, and control of, the operation of the Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee. Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the final Award Agreements are consistent with the Awards made by the Compensation Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.

3.5     Limitation on Liability.

3.5.1     The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons. In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.

3.5.2     No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan.

4.             Number of Shares Issuable in Connection with Awards.

4.1     Shares Subject to the Plan. The maximum number of Shares that may be issued in connection with Awards granted under the Plan is 6,000,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The maximum number of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is 6,000,000. The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares issued under the Plan may be either authorized and unissued shares or treasury shares. Solely for the purposes of implementing the limitations on the number of Shares that may be issued under the Plan as set forth in this Section 4.1: (a) an Award of an Option or a Stock Appreciation Right in respect of one Share shall be deemed to be an Award of, and shall count against the Share limit set forth in this Section 4.1 as, one Share on the Date of Grant; (b) an Award of a share of Restricted Stock or a Restricted Stock Unit or an Other Stock-Based Award shall be deemed to be an Award of, and shall count against the share limit set forth in this Section 4.1 as, 1.85 Shares for every one Share granted on the Date of Grant; and (c) with respect to any performance-based Award granted pursuant to Section 12 that is to be settled in Shares, the value of the maximum benefit that may be paid under such Award shall be divided by the Fair Market Value of one Share as of the Date of Grant of such Award and each Share resulting from such computation shall be deemed to be an Award of 1.85 Shares for purposes of implementing the limitations on the number of Shares that may be issued in this Section 4.1.

4.2     Share Counting Rules. For purposes of Section 4.1, if any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of such forfeiture, settlement or termination, shall again be available for the grant of additional Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. Shares that are issued or delivered upon the settlement of an Award or that ceased to be Restricted Stock upon the vesting of an Award of Restricted Stock, shall no longer be subject to any further grant under the Plan. Notwithstanding the immediately preceding sentence, the following Shares shall be considered to have been issued under the Plan and may not again be made available for issuance as Awards under the Plan: (a) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (b) Shares withheld by the Company, in satisfaction of the grant or exercise price or tax withholding requirements, from Shares that would otherwise have been delivered pursuant to an Option or Stock Appreciation Right; or (c) Shares repurchased on the open market with the proceeds of the Option exercise price. With respect to Stock Appreciation Rights, when a Stock Appreciation Right is exercised, the Shares subject to such Stock Appreciation Right shall be counted against the Shares available for issuance under the Plan as one Share for every Share subject to such Stock Appreciation Right, even if the number of Shares used to settle the Stock Appreciation Right upon exercise is less than the number of Shares subject to such Stock Appreciation Right upon its grant. To the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.

4.3     Individual Award Limits. The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000. These limitations shall be applied and construed consistently with Section 162(m).

4.4     Adjustments. The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.

5.             Eligibility and Participation.

The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries. In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long-term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced. An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee. Directors of the Company and its Subsidiaries who are not also Employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.

6.             Award Agreements.

Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee. Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed or approved by the Participant and an officer of the Company or other person designated by the Compensation Committee. An Award Agreement and any required signatures thereon or authorization or acceptance thereof may be in electronic format.

7.             Options.

7.1     Grant of Options. The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Non-Qualified Option.

7.2     Option Price. The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.

7.3     Option Period. The Award Agreement shall specify the term of each Option. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Compensation Committee in its discretion may determine. The vesting provisions for Options granted under the Plan need not be uniform. Unless the Compensation Committee specifies otherwise in the applicable Award Agreement, if an Option is subject to vesting and becomes exercisable in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares as to which the Option has become exercisable at any time prior to the expiration or other termination of the Option.

7.4     Exercise of Options. Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed notice (“Notice of Exercise”) in the form prescribed from time to time by the Compensation Committee, which may be in written or electronic form, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14. If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.

7.5     Payment of Exercise Price. The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price due for the number of Shares being acquired, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.

7.6     Employment Requirements. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains continuously in the employ of the Company. The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company. Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee).

7.7     Exercise of Options on Termination of Employment.

7.7.1     Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.2     Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7.1 or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90-day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90-day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.3     Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, in the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter. If an Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.

7.8     Incentive Stock Options. Incentive Stock Options shall be subject to the following additional provisions:

7.8.1     The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). To the extent any Incentive Stock Option would exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option for all purposes. The provisions of this Section 7.8.1 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.

7.8.2     No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (b) the Incentive Stock Option is not exercisable after the expiration of five (5) years from the Date of Grant.

7.8.3     If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two (2) years after the Date of Grant of the Incentive Stock Option, and (b) the date one (1) year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company, either in writing or electronically, of the Disqualifying Disposition within ten (10) days of the date thereof. In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.

7.8.4     If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option for all purposes. For purposes of this Section 7.8.4, a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.

7.8.5     Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non-Qualified Stock Option.

7.9     Additional Terms and Conditions. Each Option, and any Shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy approved by the Compensation Committee.

8.             Restricted Stock.

8.1     Grant of Restricted Stock. The Compensation Committee may grant Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.

8.2     Award Agreement; Acceptance by Participant. Promptly following the grant of each Award of Restricted Stock, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award. The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement (which may be in electronic format).

8.3     Restrictions. At the time of grant of each Award of Restricted Stock, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.

8.4     Forfeiture. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.5     Evidence of Stock Ownership. Unless otherwise determined by the Compensation Committee, until such time as all conditions or restrictions applicable to Shares of Restricted Stock have been satisfied or lapse, (a) all certificates representing Shares of Restricted Stock, together with duly endorsed stock powers in blank, will be held in custody by the Company or its transfer agent, (b) any uncertificated Shares of Restricted Stock will be held at the Company’s transfer agent in book entry form in the name of the Participant or (c) such Shares of Restricted Stock will be held for the benefit of the Participant in nominee name by the broker engaged by the Company to provide such services for the Plan, in each case with appropriate restrictions relating to the transfer of such Shares of Restricted Stock.

8.6     Dividend Rights. Unless otherwise set forth in the Award Agreement, a Participant holding Restricted Stock shall be entitled to receive (a) any regular cash distributions declared and paid with respect to Shares subject to an Award of Restricted Stock, and (b) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock. In the case of Restricted Stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, Participant for a specified future period, such dividends and distributions shall be paid to the Participant at the same time they are paid to all other stockholders of the Company unless otherwise provided in the Award Agreement; provided that, if any such dividends or distributions are paid in Shares or other securities, such Shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such Shares or other securities have been distributed, and all references to Restricted Stock in the Plan or the applicable Award Agreement shall be deemed to include such Shares or other securities. In the case of Restricted Stock, the vesting of which is conditioned on the achievement of Performance Criteria, such dividends and distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the underlying Shares of Restricted Stock shall vest. To the extent dividends or distributions are withheld with respect to Shares of Restricted Stock that are forfeited, the dividends and distributions shall also be forfeited.

8.7     Voting Rights. Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to an Award of Restricted Stock shall be exercised by the Participant.

8.8     Termination of the Restriction Period. Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.5 removed from his or her Shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Shares of Restricted Stock are evidenced by physical certificates and the Company has retained possession of the certificates representing the Shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant. If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement.

8.9     Additional Terms and Conditions. Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.

9.             Restricted Stock Units.

9.1     Grant of Restricted Stock Units. The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. Unless the Award Agreement provides otherwise with respect to the right to receive dividends or other distributions, a Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any right to vote, until the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.

9.2     Vesting and Other Terms. At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award. During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the Award Agreement have not been satisfied by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.

9.3     Termination of Employment. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.

9.4     Settlement. On the vesting date or dates of the Award, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be issued on such date and not previously forfeited.

9.5     Additional Terms and Conditions. Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.

9.6     Dividend Rights. If the Award Agreement so provides, a Participant holding Restricted Stock Units shall be entitled to receive, but only if, to the extent, and at the time that the Restricted Stock Units vest and are settled, (i) any regular cash distributions declared and paid with respect to Shares subject to a Restricted Stock Unit, and (ii) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock. In the case of Restricted Stock Units, the vesting of which is conditioned on the achievement of Performance Criteria, any such dividends or distributions (if provided for in the Award Agreement) shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Restricted Stock Units shall vest. Dividends or distributions relating to any forfeited Restricted Stock Units shall also be forfeited.

10.           Stock Appreciation Rights.

10.1     Grant of Stock Appreciation Rights. The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

10.2     General Terms. A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”). At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares. Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option. Stand-alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions generally applicable to Non-Qualified Stock Options as set forth in Section 7.

10.3     Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

10.4     Other Terms. The Compensation Committee shall determine the term of each Stock Appreciation Right. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.

10.5     Exercise. Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise (which may be in electronic format) in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14. If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Stock Appreciation Right has the right to do so. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date, in cash or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement.

10.6     Additional Terms and Conditions. Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

11.          Other Stock-Based Awards.

The Compensation Committee may grant to Employees equity-based or equity-related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock-Based Awards”). Without limiting the generality of the foregoing, Other Stock-Based Awards may (a) involve the transfer of restricted or unrestricted Shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares of Common Stock, (b) be subject to performance-based or service-based vesting requirements, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with Applicable Laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of Shares that is specified in the Award Agreement. In the case of Other Stock-Based Awards, the vesting of which is conditioned on the achievement of Performance Criteria, if the Award Agreement provides Participants with dividend rights, any dividends or distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Other Stock-Based Awards shall vest. Dividends or distributions relating to any forfeited Other Stock-Based Awards shall also be forfeited.

12.          Performance Based Awards.

12.1     Performance Criteria. Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”). For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the Performance Criteria shall (a) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain” as of the Date of Grant, and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; or (xviii) any combination of the foregoing. Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

12.2     Additional Provisions Applicable to Performance Criteria. Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award. To the extent required by Section 162(m), prior to the payment of any compensation under an Award intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee shall certify the extent to which any such Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such Performance Criteria relate solely to the increase in the value of the Common Stock). To the extent Section 162(m) is applicable, the Compensation Committee may not in any event increase the amount of compensation payable to a Participant subject to Section 162(m) upon the satisfaction of any Performance Criteria.

12.3     Adjustments to Performance Criteria. The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write-downs or write-ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non-recurring item; provided, however, with respect to Awards intended to qualify as performance-based compensation under Section 162(m), such adjustments shall be made only to the extent that the Compensation Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to the Awards under Section 162(m).

12.4     Performance Periods. The attainment of Performance Criteria shall be measured over performance periods of one (1) year or more (“Performance Periods”), as may be established by the Compensation Committee. Performance Criteria for any Performance Period shall be established not later than the earlier of (a) 90 days after the beginning of the Performance Period, or (b) the time 25% of the Performance Period has elapsed.

12.5     Right of Recapture. If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.

12.6     Section 162(m). Notwithstanding any provision contained in this Plan to the contrary, the terms of Awards (excluding any Options and Stock Appreciation Rights) that are intended to qualify for the performance-based compensation exception under Section 162(m) granted to any one Participant shall be such that the maximum amount of compensation recognized under such Awards by such Participant in any calendar year, ignoring for this purpose any acceleration resulting from the Participant’s death or Disability or from a Change in Control, may not exceed 1,000,000 Shares, if such Awards are settled in Shares, or the Fair Market Value of that same number of Shares if such Awards are settled in cash. Furthermore, in the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

13.          Restrictions on Transfer.

13.1     Restrictions on Transfer. Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Compensation Committee may impose thereon. If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon notice in writing or electronically to the Company given in such form and manner as may be prescribed by the Compensation Committee. Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.

13.2     Designation and Change of Beneficiary. Each Participant may file in writing or electronically with the Compensation Committee a designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.

13.3     Provisions Applicable to Transferees. A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee. The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

14.          Withholding and Other Tax Provisions.

14.1     Withholding. The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award and, where applicable, the payment of dividends or other distributions with respect to Shares subject to an Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied in full. The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such other arrangement as is acceptable to the Compensation Committee in its sole discretion. The value of any Shares withheld or surrendered may not exceed the employer’s minimum tax withholding obligation and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.

14.2     Required Consent to and Notification of Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Compensation Committee in writing prior to the making of such election. In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.

14.3     No Guarantee of Tax Consequences. None of the Board of Directors, the Company nor the Compensation Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

15.     Effect of Certain Corporate Changes and Changes in Control.

15.1     Basic Adjustment Provisions. In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a)     The number and kind of Shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of Shares which may be issued under the Plan, the ratio set forth in Section 4.1 for the purpose of determining the number of Shares issued under the Plan, and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);

(b)     The number and kind of Shares of Common Stock (or other securities or property) subject to outstanding Awards;

(c)     The grant, exercise or other purchase price per Share under any outstanding Awards; and

(d)     The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).

Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (y) the Compensation Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may change the value of benefits available to a Participant under a previously granted Award, (i) if the effect would be to increase the value of the benefits available under such Award, without the approval of the stockholders if such is required by the Plan or Applicable Laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such Award, without the Participant's consent to that adjustment.

15.2     Change in Control. Unless otherwise provided in the Award Agreement or other employment, severance or change in control agreement approved by the Compensation Committee to which a Participant is a party, in which case such agreement shall control, the Compensation Committee may provide with respect to any transaction that results in a Change in Control, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, that a Change in Control shall have such effect as is specified by the Compensation Committee, or no effect, as the Compensation Committee in its sole discretion may provide. Without limiting the foregoing, the Compensation Committee may provide, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, and without the consent or approval of any Participant, for one or more of the following actions or combination of actions with respect to some or all outstanding Awards (which actions may vary among individual Participants and may be subject to such terms and conditions as the Compensation Committee deems appropriate):

(a)     Acceleration of the time at which Awards then outstanding vest and (as applicable) may be exercised in full for a limited period of time on or before a specified date fixed by the Compensation Committee (which will permit the Participant to participate with the Common Stock received upon exercise of an Award in the Change in Control transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;

(b)     Acceleration of the time at which Awards then outstanding vest (and, in the case of Options, Stock Appreciation Rights and other applicable Awards, may be exercised so that such Options, Stock Appreciation Rights and other applicable Awards may be exercised in full for their then remaining term);

(c)     The assumption of Awards (or any portion thereof) by the successor or survivor corporation, or a parent or Subsidiary thereof, or the substitution of awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof, for then outstanding Awards that have been issued under the Plan, with appropriate adjustments as to the number and kind of shares and grant, exercise or other purchase prices;

(d)     The mandatory surrender to the Company for cancellation of any outstanding Awards and the purchase of the surrendered Awards for an amount of cash, securities or other property equal to the excess of the Fair Market Value of the vested shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control (and such additional portion of the Award as the Compensation Committee may determine) over the aggregate exercise or other purchase price (if any) of such shares; and

(e)     The termination of any Award (or any portion thereof) concurrently with the closing or other consummation of the Change in Control transaction. If the Compensation Committee provides that an Award shall terminate concurrently with the closing or other consummation of the Change in Control transaction, each Participant shall have the right up to the closing or other consummation of the transaction to exercise all or any part of the Participant’s vested Awards.

15.3     Determination of Adjustments. All determinations of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.

15.4     No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.

16.          Regulatory Compliance.

16.1     Conditions to Obligations of the Company. The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:

(a)     The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

(b)     The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and

(c)     The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award. Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop-transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.

16.2     Limitation on Company Obligations. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained. Nothing contained herein shall be construed to impose on the Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.

16.3     Provisions Applicable to a Change in Control. Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.

16.4     Exchange Act. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

17.          Amendment or Termination of the Plan.

The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of Shares that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate a change for which stockholder approval is required: (a) in order for the Plan to continue to qualify under Section 422 of the Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for Awards to be eligible for the performance-based compensation exception under Section 162(m). In addition, no termination or amendment of the Plan shall materially and adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.

18.          Term of the Plan.

The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination. Unless earlier terminated, the Plan shall terminate ten (10) years after the initial approval of the 2015 Employee Equity Incentive Plan by the Board of Directors (provided that Awards granted before termination shall continue in accordance with their terms).

19.          No Right to Awards or Continued Employment.

No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason. The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant. No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.

20.          Effect of Plan Upon Other Awards and Compensation Plans.

Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity-based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business. Except as provided below, the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan. Upon stockholder approval of the Plan, no further awards may be granted under the Company’s Amended and Restated 2006 Equity Incentive Plan (the “Prior Plan”); provided that all awards granted by the Company prior to the stockholder approval of the Plan shall remain in full force and effect and shall continue to be governed by the terms of the Prior Plan and related award agreement.

21.          General Provisions.

21.1     Other Documents. All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.

21.2     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).

21.3     Payments in the Event of Forfeitures. Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within ten (10) days of the date of forfeiture or as soon thereafter as practicable.

21.4     Limitation on Repricing. The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is defined in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

21.5     Minimum Vesting for Awards to Employees. Subject to Sections 3.2(f) and 15.2 of the Plan, or as otherwise provided in the related Award Agreement in connection with a Change in Control or a Participant’s death or disability, (i) no condition on vesting of an Award granted to an Employee that is based solely upon the achievement of Performance Criteria shall be based on performance over a period of less than one year, and (ii) no condition on vesting of an Award granted to an Employee that is based solely upon continued employment or service shall provide for vesting in full of such Award more quickly than one year from the Date of Grant of the Award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement).

21.6     Misconduct of a Participant. Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.

21.7     Restrictive Legends. Any certificates for Shares, any uncertificated Shares issued in book entry form, and any Shares deposited with any broker that the Company has engaged to provide services for the Plan on behalf of a Participant may be subject to such restrictions, legends and stop-transfer instructions as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.

21.8     Uncertificated Shares. To the extent that this Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated or book entry basis or in nominee name, to the extent permitted by Applicable Law or the rules of any applicable stock exchange.

21.9     Successors in Interest. The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.

21.10     Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

21.11     Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

21.12     Governing Law. To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

21.13     Compliance With Section 162(m). If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

21.14     Compliance With Section 409A. Awards under the Plan are intended either to provide compensation that is exempt from Section 409A of the Code, or that satisfies the requirements of Section 409A of the Code so that Participants will not be liable for the payment of additional tax or interest thereunder, and the Plan and all Awards shall be construed accordingly. If and to the extent any amount of compensation under an Award is determined by the Compensation Committee to constitute deferred compensation that is not exempt from Section 409A of the Code and that is to be paid, settled or provided by reason of a Participant’s termination of employment, then (a) such compensation shall be paid, settled or provided by reason of a Participant’s termination of employment only if that termination also constitutes a “separation from service” within the meaning of that term under Section 409A of the Code, and (b) if the Participant is determined by the Compensation Committee to be a “specified employee” within the meaning of Section 409A of Code, all payments or provisions compensation that would otherwise be paid, settled or provided before the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death) shall be withheld and accumulated and paid or provided without interest on or as soon as practicable after the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death). Each payment or provision of compensation under an Award shall be treated as a separate payment for purposes of Section 409A of the Code. References to termination of employment and similar concepts in the Plan and Awards Agreements shall be interpreted and applied in accordance with the foregoing provisions. To the extent necessary to comply with Section 409A of the Code, no Award that is a Non-Qualified Option or a Stock Appreciation Right shall contain or be amended to contain a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the administrative guidance thereunder.

21.15     Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including Award Agreements and any required notices under the Plan) in a manner prescribed by the Committee.

21.16     Administration of the Plan in Foreign Countries. The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub-plans to the Plan.

21.17     Effective Date. The Plan shall become effective as of the Effective Date, but only if it has been approved by the stockholders of the Company within twelve (12) months before or after the date the on which it is adopted by the Board of Directors.

21.18     Clawback/Recoupment Policy. Notwithstanding any provisions in the Plan or any Award Agreement to the contrary, all Awards and/or amounts payable thereunder, whether in the form of cash or otherwise, shall be subject to potential cancellation, rescission, clawback and recoupment (i) to the extent necessary to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, and/or (ii) as may be required in accordance with the terms of any clawback/recoupment policy as may be adopted by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, as such policy may be amended from time to time.

Exhibit A

DEFINITIONS

The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:

“Audit Committee” means the Audit Committee of the Board of Directors.

“Award” means an award containing any one or more of the following: Option(s), Restricted Stock, Restricted Stock Unit(s) or Stock Appreciation Right(s) granted to a Participant pursuant to the Plan.

“Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Applicable Laws” means the requirements relating to the administration, enforcement and taxation of Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country, as determined in accordance with Section 21.12.

“Board of Directors” means the Board of Directors of the Company.

“Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).

“Cause” means, with respect to any Participant, (a) “cause” as defined in an employment or consulting agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment or consulting agreement that defines “cause”: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Subsidiaries; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, or performance significantly below the level required or expected of the Participant, as determined by the Compensation Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Subsidiaries; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Subsidiaries, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (iv) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries. The Compensation Committee shall determine whether there has been a termination of employment for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Compensation Committee’s determination is conclusive and binding on all persons for all purposes of the Plan.

“Change in Control” shall mean the occurrence of any one of the following: (i) a “Takeover Transaction” (as defined below); or (ii) any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in the office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors or its nominating committee immediately preceding such election; or (iii) the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction. A “Takeover Transaction” shall mean (i) a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests or all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction, or (ii) one or more occurrences or events as a result of which any individual, entity or group (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities.

Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change in Control, the term “Change in Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.

“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.

“Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.

“Compensation Committee” means the Compensation Committee of the Board of Directors.

“Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.

“Disqualifying Disposition” has the meaning set forth in Section 7.8.3.

“Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12-month period, established by medical evidence reasonably satisfactory to the Compensation Committee; provided, however, that in the case of any Award that provides for compensation that is exempt from, or compliant with, Section 409A of the Code, or would be so exempt or compliant if the term “Disability” met the requirements of Treas. Reg. §1.409A-3(i)(4), the term “Disability” shall mean a condition in which the Participant, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is: (a) unable to engage in any substantial gainful activity; or (b) is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Subsidiaries.

“Effective Date” shall mean April 6, 2015, the date on which this Plan was adopted by the Board of Directors.

“Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term “Employee” does not include a non-employee director of the Company or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively. An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:

(a)     If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;

(b)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or

(c)     In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).

“Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee. For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.

“Non-Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is not designated as an Incentive Stock Option by the Compensation Committee.

“Option” means a right to purchase Shares upon payment of the Option Price.

“Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.

“Other Stock-Based Awards” has the meaning set forth in Section 11.

“Participant” means any Employee who has been granted an Award.

“Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.

“Performance Period” has the meaning set forth in Section 12.4 of the Plan.

“Plan” means the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.

“Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.

“Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“SAR Settlement Value” has the meaning set forth in Section 10.2.

“Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Section 15, and any successor security.

“Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code, and for purposes of Awards of Non-Qualified Options, “Subsidiary” means a corporation or other entity in an chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKSBELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 David C. Anderson 02 Anthony J. Best 03 G. Stephen Finley 04 Paul L. Howes 05 Roderick A. Larson
06 James W. McFarland, PhD 07 Gary L. Warren

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.

	For	Against	Abstain
2. Approval, on a non-binding basis, of the named executive officer compensation described in the proxy statement.	☐	☐	☐
3. Approval of the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

NEWPARK RESOURCES, INC. Annual Meeting of Stockholders May 22, 2015 10:00 AM CDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul L. Howes and Mark J. Airola, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWPARK RESOURCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on May 22, 2015, at The Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

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Continued and to be signed on reverse side